TRANSAMERICA PREMIER FUNDS 1998

Semi-Annual Report

Table of Contents

         President's Report         1

         Investment Adviser Outlook 2

         Transamerica Premier Aggressive Growth Fund 4

         Transamerica Premier Small Company Fund     6

         Transamerica Premier Equity Fund   8

         Transamerica Premier Value Fund    10

         Transamerica Premier Index Fund    12

         Transamerica Premier Balanced Fund 19

         Transamerica Premier Bond Fund     22

         Transamerica Premier Cash Reserve Fund      24


Financial Statements

         Statements of Assets and Liabilities        26

         Statements of Operations   27

         Statements of Changes in Net Assets28

         Financial Highlights       30

         Notes to Financial Statements      36

Dear Fellow Shareholders


In just a few weeks, the Transamerica Premier Funds will mark its third year of operations. The Funds were first offered in October 1995, with the intention of bringing the money management expertise of Transamerica to the general public. The Premier Funds continue to offer an array of fund selections, many with top rankings and phenomenal performance.

The spotlight, as in the past, continues to shine on the performance and rankings of the Premier Funds. The newcomers to the fund family, the Premier Aggressive Growth and Premier Small Company Funds performed exceptionally well for the year ended June 30, 1998. The Premier Aggressive Growth Fund was ranked #1 among 231 funds in the Lipper Capital Appreciation category, returning an extraordinary 75.50% for the one-year period ended June 30, 1998. For the same time frame, the Small Company Fund performed even better with a return of 76.11%, and was ranked #1 among 526 funds in the Lipper Small Cap category! As you review this semi-annual report, you will find that many of the other Premier Funds followed suit, performing better than their corresponding market benchmarks and many of their competitors.

We continually aim to provide a variety of funds for all investment needs. The Premier Value and Premier High Yield Bond Funds, both introduced in the last six months, have increased our number of funds to nine, since October 1995.
If you would like more information on these Funds, please call 1-800-892-7587.

We realize that despite the outstanding performance and the introduction of new funds, all is naught if we did not strive to provide the highest level of customer service. To that end, we asked you to provide us with feedback regarding your experiences with the Premier Funds. Overall, the results were generally positive (see table). We appreciate your time spent on completing the survey and providing us with your comments. We have a better understanding of areas in which improvements can be made.

By far, the most utilized service is PremierQuote, our 24-hour automated telephone system. If you would like more information on how to check your account balance, or to purchase, exchange or redeem shares, give us a call at 1-800-892-7587. We'll send you information on this new system. The daily net asset values for all of the Premier Funds are also available through PremierQuote.

The remainder of the year should prove to be as exciting as the first half of 1998. Watch for announcements regarding the launch of our new web site. Among the added features will be the ability to access your account and transactions on-line. Thank you very much for your continued investment in the Premier Funds. We appreciate being a part of your financial portfolio.

Sincerely,


Nicki Bair
President


Survey Findings

Approximately 78% of the respondents have called our shareholder services unit at least once in the last year.

86% were satisfied with the overall level of service they received.

98% were satisfied with the courteousness of the shareholder representative.

94% were satisfied with the representative's ability to answer and address questions in a timely manner.

Based on the level of service received during the last transaction, 97% would recommend the Premier Funds to a friend or business associate.

Approximately 90% reported that the investment kit provided enough information for deciding whether or not to invest in the Funds.

Total Surveys: 982

For a complete summary of the survey results, please call 1-800-892-7587.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          [ page 1 transamerica premier funds 1998 Semi-annual report]

Portfolio Management

Transamerica Premier Funds

Portfolio Realignment

TRANSAMERICA INVESTMENT ADVISER OUTLOOK


Growth in the second quarter of 1998 slowed markedly from the first quarter's blazing 5.4% gain, to an annual rate of less than 1% for the year ended June 30, 1998. Consumer and housing sectors were strong in the second quarter, but inventory accumulation and the balance of trade were weak. In particular, the trade balance with Asian nations deteriorated dramatically.

Job growth, rising incomes, and increased financial wealth have kept consumer confidence at historically high levels. In the second quarter, new jobs were created at the rate of 278,000 jobs per month, the second highest pace in three years.

Asia
With the largest economy in Asia and the second largest in the world, Japan's economic problems began long before they did in the rest of the region. In the mid-1980s Japan held down the Yen and boosted its export markets; it also created a surplus of liquidity that eventually inflated real estate and stock prices.

Despite the fall in the Yen, Japan is not experiencing a currency crisis, and has sufficient foreign currency reserves to pay off its foreign debts. The country has begun the process of dealing with its banking crisis, but since its bad loan situation is four to five times larger, and Japanese authorities have not acted quickly or decisively, it will take longer to resolve than did a similar crisis in the U.S. in the mid-1980s. The country's ability to make the fiscal and structural changes its economy desperately needs will be further slowed due to the demands of forming a new government.

Other Asian nations are involved in a deepening economic contraction complicated by political and social unrest. Reform of each countries' banking system depends on a revaluation of highly overvalued assets. Export growth will be extremely hard for these export-dependent countries, since up to 40-50% of their exports have historically been within the region.

China's growth has faltered during a time that high growth is needed to absorb more than five million workers expected to lose their jobs as Chinese companies privatize and restructure. China has been affected by the region's round of devaluations and by slowing growth from Asian customers who account for 40% of the country's exports. If China attempts to keep its exports attractively priced by devaluing its currency, it could spark a new round of devaluations by its neighbors.

Inflation
Worldwide bumper crops and the collapse of Asian markets have placed a lid on most agricultural commodity prices at the same time that reduced demand by the Asian economies has made crude oil prices plummet to their lowest levels in twelve years. In manufactured goods, there is excess worldwide capacity for everything from steel to semiconductors.

The only inflationary pressures are in the labor markets. Service sector wages have been growing at 4.8%, versus just 2.5% in the manufacturing sector, far outpacing productivity gains. So far, intense competitive pressures in services such as banks and retailing have not allowed wage costs to be passed through in the form of higher prices.
Overall inflation should remain under 2% for the rest of the year.

Interest Rates
Although the Federal Reserve moved to a tightening bias earlier this year, moves to raise short-term rates have been placed on hold by the crisis in Asia and inflation numbers which show little indication of moving higher. The Fed remains concerned that higher U.S. interest rates would intensify Asian problems, and that current signs of contraction in the manufacturing sector may indicate that the U.S. economy is poised for a slowdown. It is doubtful, however, that the Fed's bias will change to ease until economic indicators point more convincingly to an overall slowdown, and short-term interest rates are expected to remain at current levels.

Long-term interest rates are expected to move lower over the balance of the year, responding to the very attractive real returns available. With a federal budget surplus of nearly $100 billion likely in the current fiscal year, the U.S. Treasury will be paying off its notes and bonds. This reduced supply coupled with high real rates suggests that long-term bonds are significantly undervalued.

Stock Market
U.S. corporations have been facing a profit squeeze due to an inability to raise prices while facing rising labor costs. Foreign competition, helped by a strong dollar and the Asian crisis, has eroded corporate pricing power at the same time it has restricted revenue growth. The long economic expansion has pushed employment to high levels and made qualified labor expensive and hard to find. Fortunately, productivity gains are still rising, helping to ameliorate some of the pressure on profit margins. Companies continue to push new technology and reorganize to gain optimal efficiency.

With corporate profits expected to rise only about 6% this year and next, stock prices may mark time waiting for earnings to catch up. Despite the weaker profit outlook, stock prices are at their all-time highs. Equities have returned over 20% so far this year, and valuations have expanded to near record levels. The bull market reflects the continuing excellent outlook for the economy to expand, the strong flow of funds into the market from increased equity allocations by domestic and foreign investors, low inflation, and declining interest rates.

We continue to maintain our long-term positions in well-managed, rapidly growing companies in the technology, financial, business services, and health care sectors.


            transamerica premier funds 1998 Semi-annual report page 2

            page 3 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER AGRESSIVE GROWTH FUND
Portfolio Manager: Philip W. Treick


Fund Performance
The Transamerica Premier Aggressive Growth Fund performed extraordinarily well during its first year of operation. For the 12-month period ended June 30, 1998, the Fund ranked first among 231 capital appreciation funds in the country, according to Lipper Analytical Services, Inc.

The Fund's total return for the six-month period ended June 30, 1998 was 44.09%, in comparison to a 17.71% advance by the S&P 500 for the same period. Since its inception on June 30, 1998, the Fund has earned a total return of 75.50%, while the S&P 500 has returned 30.16%.

Portfolio Manager Comments
Equity markets were strong during the first half of 1998. The Fund, which is built one company at a time, focuses on companies that will benefit from major long-term changes in the economy. In particular, we like industry leaders with strong management that are responsive to shareholder concerns. In selecting companies with healthy cash flow and good earnings-growth potential we estimate how much it would cost to buy the firm, and compare that with the cash flow generated from the company's operations on an annual basis.

Some of the Fund's largest holdings include the leading personal computer company --- Dell Computer, the computer animation company --- Pixar, and the internet merchant --- Amazon.com. The Fund is also heavily invested in the business services, leisure and entertainment industries.

Portfolio Asset Mix

[insert of 2-D pie-chart; graphically delineating "Common stocks 87.5%", "Cash and Cash Equivalents 8.8%", "Other 3.7%"]


Going Forward
The weakness in Asian markets will no doubt continue to have a negative effect on overall corporate profitability, although expectations for certain individual companies are very positive. This type of environment fosters a "stock pickers" market, with investment selection particularly crucial to achieving equity performance. Since our investment style is well suited to perform in this type of investment climate, we will continue to search for and strengthen our holdings in world class companies that meet our criteria.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND WITH THE S&P 500 INDEX**

[insert of chart outlining data from 06/30/97 through 06/98]

[insert of table]:
         Total Returns
         As of June 30, 1998        Since Inception* One Year
Premier Aggressive Growth Fund      75.50%  75.50%
S&P 500 Index     30.16%   30.16%

Premier Aggressive Growth Fund Fund ($17,550 at 6/30/98) S&P 500 Index ($13,016 at 6/30/98) [end table]

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       June 30, 1997.
** Hypothetical illustration of $10,000 invested at inception (June 30, 1997), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 4

TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value

         Shares or
         Principal         Market
         Amount   Value



COMMON STOCKS -- 87.5%
Business Services -- 4.1%
Envoy Corporation (a)                       50,000   $ 2,368,750
Chemicals -- 7.6%
Eco Soil Systems, Inc.  (a)                          140,000  1,470,000
Minerals Technologies, Inc.                          25,000   1,271,875
Monsanto Company                    30,000  1,676,250
                                            4,418,125
Commercial Services -- 11.3%
Pharmaceutical Marketing Services, Inc.              149,500  2,130,375
Quintiles Transnational Corporation (a)              30,000   1,475,625
Sodexho Marriott Services, Inc.             100,000  2,900,000
                                            6,506,000
Computers & Business Equipment -- 10.4%
Cisco Systems, Inc.  (a)                    15,000   1,380,937
Dell Computer Corporation (a)               50,000   4,640,625
                                            6,021,562
Containers & Packaging -- 1.6%
Sealed Air Corporation (a)                  25,000   918,750
Drugs & Health Care -- 2.1%
Alternative Living Services, Inc.  (a)               45,000   1,215,000
Electronics -- 6.4%
Applied Materials, Inc.  (a)                         50,000   1,475,000
Intel Corporation                   30,000  2,223,750
                                            3,698,750
Financial Services -- 1.9%
Franklin Resources, Inc.                    20,000   1,080,000
Hotels & Restaurants -- 2.8%
Mirage Resorts, Inc.  (a)                   75,000   1,598,438
Insurance -- 2.8%
20th Century Industries                     30,000   860,625
General Re Corporation                      3,000    760,500
                                            1,621,125

Leisure & Entertainment -- 8.5%
Pixar, Inc.  (a)                    50,000  $  3,018,750
Speedway Motorsports, Inc.  (a)             75,000   1,917,188
                                            4,935,938
Real Estate Operations -- 1.3%
CCA Prison Realty Trust                     25,000        765,625
Retail -- 12.7%
Amazon.com, Inc.  (a)                       40,000   3,990,000
Fred Meyer, Inc.  (a)                       40,000   1,700,000
Hollywood Entertainment Corporation         120,000  1,627,500
                                            7,317,500
Software -- 11.4%
i2 Technologies, Inc.  (a)                  50,000   1,756,250
Microsoft Corporation (a)                   12,500   1,354,687
ProBusiness Services, Inc.                  75,000   3,506,250
                                            6,617,187
Transportation -- 2.6%
Kansas City Southern Industries, Inc.                30,000   1,488,750
Total Common Stocks
(cost $39,445,960)                                   50,571,500
U.S. GOVERNMENT AGENCY SECURITY -- 8.8%
Federal Farm Credit Bank
(cost $5,101,000) 5.000%   07/01/98 $5,101,000       5,101,000
Total Investments -- 96.3%
(cost $44,546,960)*                                  55,672,500
Other Assets Less Liabilities -- 3.7%                2,149,020
Net Assets -- 100.0%                                 $57,821,520

(a) Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,132,585 and $1,007,045, respectively. Net unrealized appreciation for tax purposes is $11,125,540.



See notes to financial statements


            page 5 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER SMALL COMPANY FUND
Portfolio Manager: Philip W. Treick


Fund Performance
The Transamerica Premier Small Company Fund earned the top ranking in its first year of operation. For the 12-month period ended June 30, 1998, the Fund ranked first among 526 small cap funds in the country, according to Lipper Analytical Services, Inc.

The Fund's total return for the six-month period ended June 30, 1998 was 41.00%, in comparison to a 17.71% advance by the Russell 2000 Index for the same period. Since its inception on June 30, 1997, the Fund has earned a total return of 76.11%, while the Russell 2000 has returned 16.50%.

Portfolio Manager Comments
The Fund focuses on industries or businesses that are changing, looking for companies that are equipped to adapt well, and benefit from these changes. At the same time, scale is important, and the Fund seeks out companies which face little competition and are positioned to dominate within their market niche. The Fund's performance has been driven by investments in companies on the verge of achieving this competitive advantage. Our portfolio is not heavily weighted with companies which create technology, but in companies which benefit from it, including internet merchant Amazon.com, a payroll services company, ProBusiness Services, and Envoy Corp., which supplies information services to the pharmaceutical and health care industries.

Portfolio Asset Mix




Going Forward
Small company valuations are particularly sensitive to movements in interest rates, making them generally more volatile than larger companies. However, some small companies are poised to grow even in periods of lower inflation and slow economic growth like we expect during the rest of 1998. We believe the Fund is well positioned for this type of environment and are actively searching for more companies that meet our criteria.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER SMALL COMPANY FUND WITH THE RUSSELL 2000 INDEX**



         Total Returns
         As of June 30, 1998        Since Inception* One Year
Premier Small Company Fund 76.11%   76.11%
Russell 2000 Index         16.50%   16.50%


Premier Small Company Fund ($17,611 at 6/30/98)
Russell 2000 Index ($11,650 at 6/30/98)


The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market).
 *       June 30, 1997
** Hypothetical illustration of $10,000 invested at inception (June 30, 1997), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 6

TRANSAMERICA PREMIER SMALL COMPANY FUND Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value

         Shares or
         Principal         Market
         Amount   Value



COMMON STOCKS -- 73.8%
Business Services -- 4.5%
Envoy Corporation (a)                       35,000   $1,658,125
Chemicals -- 7.0%
Eco Soil Systems, Inc.  (a)                          125,000  1,312,500
Minerals Technologies, Inc.                          25,000   1,271,875
                                            2,584,375
Commercial Services -- 2.0%
Quintiles Transnational Corporation (a)              15,000   737,812
Drugs & Health Care -- 5.6%
Alternative Living Services, Inc.  (a)               31,000   837,000
ChiRex, Inc.  (a)                   70,000  1,229,375
                                            2,066,375
Electronics -- 3.3%
Level One Communications, Inc.  (a)         52,000   1,222,000
Financial Services -- 3.5%
Metris Companies Inc.                       20,000   1,275,000
Insurance -- 2.0%
20th Century Industries                     25,000   717,188
Leisure & Entertainment -- 9.3%
Pixar, Inc.  (a)                    40,000  2,415,000
Speedway Motorsports, Inc.  (a)             40,000   1,022,500
                                            3,437,500
Oil -- 0.9%
Newpark Resources, Inc.  (a)                         30,000   333,750
Real Estate Operations -- 2.1%
Cca Prison Realty Trust                     25,000   765,625
Retail -- 16.3%
Amazon.com, Inc.  (a)                       40,000   3,990,000
Fred Meyer, Inc.  (a)                       15,000   637,500
Hollywood Entertainment Corporation (a)              100,000  1,356,250
                                            5,983,750
Software -- 11.6%
i2 Technologies, Inc.  (a)                  40,000   $   1,405,000
ProBusiness Services, Inc.                  35,000   1,636,250
Transaction Systems Architects, Inc.  (a)            32,000   1,232,000
                                            4,273,250
Technology -- 5.7%
Cymer, Inc.  (a)                    60,000  967,500
Exodus Communications, Inc.  (a)            25,000   1,118,750
                                            2,086,250
Total Common Stocks
(cost $20,494,432)                                   27,141,000
U.S. GOVERNMENT AGENCY SECURITY -- 16.4%
Federal Farm Credit Bank
(cost $6,052,000) 5.000%   07/01/98 $6,052,000       6,052,000
TOTAL INVESTMENTS -- 90.2%
(cost $26,546,432)*                                  33,193,000
Other Assets Less Liabilities -- 9.8%                3,599,265
Net Assets -- 100.0%                                 $ 36,792,265

(a) Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,507,671 and $861,103, respectively. Net unrealized appreciation for tax purposes is $6,646,568.



See notes to financial statements

            page 7 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER EQUITY FUND
Portfolio Manager: Jeffrey S.  Van Harte


Fund Performance
The Premier Equity Fund performed extraordinarily well during the first half of 1998. The Fund generated a total return of 23.48% for the six-month period ended June 30, 1998, in comparison to a 17.71% advance by the S&P 500 for the same period. Since its inception in October 1995, the Fund has earned an annualized total return of 35.59%, while the S&P 500 has returned 29.77%. For the 12-month period ended June 30, 1998, the Fund ranked in the top 5% among growth funds monitored by Lipper Analytical Services, Inc.

Portfolio Manager Comments
Although strong corporate profits and almost non-existent inflation in the United States continued to provide a very positive environment for the equity markets during the first half of 1998, the market narrowed considerably, with particular focus on multi-national growth stocks. As a result of our attention to premier companies, the Fund owned many top performers in this category.

The Fund has had significant assets committed to leading companies in the technology and financial services sectors, and more recently has invested in firms handling data and claims processing information for the pharmaceutical and health care sectors. The aging of the baby-boom generation is creating strong demand for financial and investment services that make it possible to build wealth through savings and investments. The same demographics are also fueling the need for more streamlined drug and health care delivery systems.

The Fund is invested in companies that have superior growth prospects, strong management, and leading market share positions. The companies that comprise our portfolio have unique and enduring advantages over their competitors that should lead to increased returns for shareholders over the long term. Our portfolio includes the leading personal computer company Dell Computer, the computer animation company Pixar, and Envoy Corp., which supplies information services to the pharmaceutical and health care industries.

Portfolio Asset Mix




Going Forward
There is still uncertainty about the extent of the impact of the Asian crisis on corporate earnings in the United States. As inflation recedes further from the investment landscape, lower interest rates should bolster stock market valuations. We will stay away from companies with exposure to the Asian economy, and continue to invest in very high quality companies. Individual stock selection will remain a critical component of Fund performance for the remainder of 1998.

Thank you for your continued investment in the Transamerica Premier Equity Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

         Total Returns     Annualized
         As of June 30, 1998        Since Inception* One Year
Premier Equity Fund        35.59%   40.15%
S&P 500 Index     29.77%   30.16%


Premier Equity Fund ($23,085 at 6/30/98)
S&P 500 Index ($20,465 at 6/30/98)


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       October 2, 1995
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 8

TRANSAMERICA PREMIER EQUITY FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value

         Shares or
         Principal         Market
         Amount   Value



Common Stocks -- 96.0%
Agricultural Biotechnology -- 3.6%
Pioneer Hi-Bred International, Inc.         260,000  $ 10,757,500
Business Services -- 9.4%
Cognizant Corporation                       160,000  10,080,000
Envoy Corporation (a)                       250,000  11,843,750
First Data Corporation                      200,000  6,662,500
                                            28,586,250
Chemicals -- 5.7%
Minerals Technologies, Inc.                          175,000  8,903,125
Monsanto Company                    150,000 8,381,250
                                            17,284,375
Commercial Services -- 4.1%
Sodexho Marriott Services, Inc.             429,000  12,441,000
Computers & Business Equipment -- 11.2%
Cisco Systems, Inc.  (a)                    125,000  11,507,812
Dell Computer Corporation (a)               240,000  22,275,000
                                            33,782,812
Conglomerates -- 1.9%
Gillette Company                    100,000 5,668,750
Containers & Packaging -- 1.2%
Sealed Air Corporation (a)                  100,000  3,675,000
Drugs & Health Care -- 3.8%
Alternative Living Services, Inc.  (a)               170,000  4,590,000
Centocor, Inc.  (a)                         190,000  6,887,500
                                            11,477,500
Electronics -- 6.9%
Applied Materials, Inc.  (a)                         250,000  7,375,000
Intel Corporation                   150,000 11,118,750
Level One Communications, Inc.  (a)         96,000   2,256,000
                                            20,749,750
Financial Services -- 11.5%
Charles Schwab Corporation          250,000 8,125,000
Franklin Resources, Inc.                    170,000  9,180,000
Merrill Lynch & Company, Inc.               70,000   6,457,500
T.  Rowe Price Associates, Inc.             290,000  10,893,125
                                            34,655,625
Hotels & Restaurants -- 8.1%
Marriott International, Inc.                         160,000  5,180,000
McDonald's Corporation                      150,000  10,350,000
Mirage Resorts, Inc.  (a)                   425,000  9,057,813
                                            24,587,813

Human Resources -- 3.2%
Robert Half International, Inc.  (a)                 175,000  $    9,778,125
Industrial Machinery -- 1.1%
Illinois Tool Works, Inc.                   50,000   3,334,375
Insurance -- 2.4%
20th Century Industries                     256,000     7,344,000
Leisure & Entertainemnt -- 7.3%
Pixar, Inc.  (a)                    300,000 18,112,500
Speedway Motorsports, Inc.  (a)             155,000  3,962,188
                                            22,074,688
Retail -- 3.5%
Fred Meyer, Inc.  (a)                       250,000  10,625,000
Software -- 7.8%
i2 Technologies, Inc.  (a)                  250,000  8,781,250
Ims Health, Inc.                    15,000  892,500
Microsoft Corporation (a)                   120,000  13,005,000
Transaction Systems Architects, Inc.  (a)            20,000   770,000
                                            23,448,750
Transportation -- 3.3%
Kansas City Southern Industries, Inc.                200,000  9,925,000
Total Common Stocks
(cost $226,004,188)                                  290,196,313
Preferred Stock -- 0.7%
Sealed Air Corporation
(cost $2,809,847)                   50,000  2,100,000
Repurchase Agreement -- 1.8%
State Street Bank and Trust Company, 4.75%, due 07/01/98, (collateralized by $4,755,000 par value U.S. Treasury Bond, 7.25%, due 05/15/16, with a value of
         $5,586,383, cost $5,476,000)                $5,476,000        5,476,000
Total Investments -- 98.5%
(cost $234,290,035)*                                 297,772,313
Other Assets Less Liabilities -- 1.5%                4,674,374
Net Assets -- 100.0%                                 $302,446,687

(a) Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $68,060,945 and $4,578,667, respectively. Net unrealized appreciation for tax purposes is $63,482,278.


See notes to financial statements


            page 9 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER VALUE FUND
Portfolio Manager: Christopher J. Bonavico


Fund Performance
The Transamerica Premier Value Fund was launched on March 31, 1998. During its first months of operation, the Fund has concentrated on building a portfolio of companies currently selling below their potential earning power which are on track toward realizing that power. The Fund also looks for companies with sound underlying businesses that are simply out of favor.

Portfolio Manager Comments
Today's market has become very narrow in its leadership. Advancing stocks have risen to record valuations leaving little margin for error in their underlying businesses. The Fund seeks to invest in companies that are taking decisive steps toward creating value for shareholders. Although our strategy sometimes leads us toward companies which are not current stock market favorites, we aim to invest in good businesses --- not cheap stocks. Sodexho Marriott, the under-followed spin-off from Marriott Hotels Corporation, is currently the Fund's largest holding. The firm is the dominant supplier of facilities management services to businesses, hospitals, and schools. Sodexho should benefit strongly from the trend to outsource such services to the low-cost experts. Another holding, McDonald's, has been out of favor with investors recently. Its management is taking prompt action to better deliver value to consumers and to expand its global franchise. Nike is another example. Nike underperformed for a two-year period, as investors worried that the company had lost its ability to grow further. We believe management is taking the proper steps to position the company, both here and overseas, to grow new product categories, enhance brand strength, and add operating excellence.

Portfolio Asset Mix




Going Forward
We have a positive long-term outlook for the equity markets. Increased savings from the maturing American workforce will continue to seek the best available investment returns which likely will lead to lower interest rates and support stock prices. Companies showing increasing profits should perform well in this environment and will be the focus of the Fund.

We will continue to focus our research on companies which operate sound businesses and have the management expertise to assume future leadership. By investing with proven managers who have a vision for creating value, we believe that the Fund is well positioned for long-term gains.

Thank you for your continued investment in the Transamerica Premier Value Fund.


comparison of change in value of a $10,000 investment in transamerica premier value fund with the s&p 500 index**



         Total Returns
         As of June 30, 1998        Since Inception* One Year
Premier Value Fund         (2.90%)  N/A
S&P 500 Index     3.30%    30.16%


Premier Value Fund ($9,710 at 6/30/98)
S&P 500 Index ($10,330 at 6/30/98)


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       March 31, 1998
** Hypothetical illustration of $10,000 invested at inception (March 31, 1998), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 10

TRANSAMERICA PREMIER VALUE FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value

         Shares or
         Principal         Market
         Amount   Value



Common Stocks -- 86.8%
Apparel & Textiles -- 1.4%
Nike, Inc.                          2,500   $ 121,719
Auto Repair Centers -- 3.1%
Midas, Inc.                         14,000  281,750
Business Services -- 6.8%
Cognizant Corporation                       5,500    346,500
First Data Corporation                      8,000    266,500
                                            613,000
Chemicals -- 8.9%
Minerals Technologies, Inc.                          8,000    407,000
Morton International, Inc.                  9,000    225,000
Solutia, Inc.                       6,000   172,125
                                            804,125
Commercial Services -- 7.2%
Pharmaceutical Marketing Services, Inc.              5,000    71,250
Sodexho Marriott Services, Inc.             20,000   580,000
                                            651,250
Drugs & Health Care -- 1.9%
ChiRex, Inc.                        10,000  175,625
Electric Utilities -- 7.1%
Ipalco Enterprises, Inc.                    6,000    266,625
Niagara Mohawk Power Corporation (a)                 25,000   373,437
                                            640,062
Electrical Equipment -- 2.6%
Raychem Corporation                         8,000    236,500
Electronics -- 6.4%
Applied Materials, Inc.  (a)                         7,000    206,500
Intel Corporation                   5,000   370,625
                                            577,125
Financial Services -- 3.5%
Metris Companies Inc.                       5,000    318,750
Food & Beverages -- 2.2%
Vlasic Foods International, Inc.  (a)                10,000   201,250
Hotels & Restaurants -- 6.9%
McDonald's Corporation                      5,000    345,000
Mirage Resorts Incorporated (a)             13,000   277,062
                                            622,062
Industrial Machinery -- 2.0%
Cuno, Inc.  (a)                     8,500   183,813
Insurance -- 8.7%
20th Century Industries                     10,000   286,875
Alleghany Corporation                       800      186,600
Chicago Title Corporation                   2,400    110,850
General Re Corporation                      800      202,800
                                            787,125
Office Furnishings & Supplies -- 2.4%
Standard Register Company                   6,000    $   212,250
Publishing -- 3.6%
Dun & Bradstreet Corporation                9,000    325,125
Real Estate -- 2.7%
Cca Prison Realty Trust                     8,000    245,000
Retail -- 5.3%
Fred Meyer, Inc.  (a)                       8,000    340,000
Hollywood Entertainment Corporation         10,000   135,625
                                            475,625
Transportation -- 4.1%
Kansas City Southern Industries, Inc.                7,500    372,188
Total Common Stocks
(cost $7,810,148)                           7,844,344
Preferred Stocks -- 9.6%
Containers & Glass -- 2.5%
Crown Cork & Seal Company, Inc.             5,000    223,750
Containers & Packaging -- 2.3%
Sealed Air Corporation                      5,000    210,000
Industrial -- 2.2%
Corning Delaware LP                         3,500    197,750
Transportation -- 2.6%
Union Pacific Capital Trust                          5,000    232,500
Total Preferred Stocks
(cost $1,064,802)                           864,000
Repurchase Agreement -- 7.4%
State Street Bank and Trust Company
         4.75%, due 07/01/98, (collateralized
         by $585,000 par value U.S. Treasury Bond,
         7.25%, due 05/15/16, with a value of
         $687,284, cost $671,000),          $671,000 671,000
Total Investments -- 103.8%
(cost $9,545,950)*                                   9,379,344
Liabilities In Excess Of Other Assets -- (3.8)%                        (343,817)
Net Assets -- 100.0%                                 $ 9,035,527

(a) Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $433,255 and $599,861, respectively. Net unrealized depreciation for tax purposes is $(166,606).


See notes to financial statements


           page 11 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER INDEX FUND
Portfolio Manager: Lisa L. Hansen


Fund Performance
The Transamerica Premier Index Fund earned a total return of 17.70% for the six-month period ended June 30, 1998, in comparison to a total return of 17.71% for the S&P 500 Index. Since its inception in October 1995, the Fund has earned an annualized total return of 29.39%, relative to a 29.77% total return for the S&P 500. For the one-year period ended June 30, 1998, the Fund was ranked fifth among the 77 S&P 500 Index funds tracked by Lipper Analytical Services, Inc. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
The equity markets provided excellent returns to investors during the first half of 1998. To achieve its goal, the Fund invests in a basket of stocks that mirror the S&P 500 Index, as well as in fixed-income investments and stock index futures designed to duplicate the total return of the S&P 500 over time. Investment in the Fund is an efficient and effective strategy for investors who want to be sure they are invested in leading companies in the US economy.

While the Fund may not match the S&P 500 precisely, in general, when the S&P 500 is rising, the value of shares in the Fund should also rise. Conversely, when the Index is declining, the value of Fund shares should also decline. Our diligent attention to constant readjustments in the composition of the S&P 500, especially during the current highly charged merger and acquisition environment, has proven particularly advantageous.

Since the companies in the S&P 500 Index are the leaders in American business, their competitive advantages should allow them to continue to earn returns in excess of their rivals here and overseas. While the economic turmoil in Asia will likely have a moderate impact on overall business activity, leading American companies should continue to represent attractive investment opportunities.

Portfolio Asset Mix




Going Forward
We expect continued positive returns for high-quality equity investments for the rest of 1998. While the earnings performance of individual companies is important to stock valuations, the long-term trend of low global inflation and interest rates continues to support higher overall equity market values.

Thank you for your continued investment in the Transamerica Premier Index Fund.



comparison of change in value of a $10,000 investment in transamerica premier index fund with the s&p 500 index**



         Total Returns     Annualized
         As of June 30, 1998        Since Inception* One Year
Premier Index Fund         29.39%   30.04%
S&P 500 Index     29.77%   30.16%


Premier Index Fund ($20,300 at 6/30/98)
S&P 500 Index ($20,465 at 6/30/98)


         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       October 2, 1995
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 12

TRANSAMERICA PREMIER INDEX FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value


                  Market
         Shares   Value



Common Stocks -- 72.3%
Advertising -- 0.1%
Omnicom Group, Inc.                         380      $  18,953
Aerospace & Defense -- 1.0%
Boeing Company                      2,418   107,752
Computer Sciences Corporation               314      20,096
General Dynamics Corporation                306      14,229
Lockheed Martin Corporation                 477      50,502
Northrop Grumman Corporation                129      13,303
Raytheon Company, Class B                   581      34,352
Trw, Inc.                           313     17,098
United Technologies Corporation             585      54,112
                                            311,444
Agricultural Biotechnology -- 0.1%
Pioneer Hi-Bred International, Inc.         606      25,073
Agricultural Machinery -- 0.1%
Deere & Company                     631     33,364
Agricultural Operations -- 0.0%
Agribrands International Inc.  (a)          25       756
Air Travel -- 0.3%
Amr Corporation (a)                         400      33,300
Delta Air Lines, Inc.                       146      18,870
Southwest Airlines Company          526     15,583
US Airways Group, Inc.  (a)                          168      13,314
                                            81,067
Aluminum -- 0.2%
Alcan Aluminum Ltd.                         548      15,139
Aluminum Company of America                 427      28,155
Reynolds Metals Company                     164      9,174
                                            52,468
Apparel & Textiles -- 0.2%
Fruit of the Loom, Inc.  (a)                         185      6,140
Liz Claiborne, Inc.                         176      9,196
Nike, Inc.                          697     33,935
Reebok International Ltd.  (a)              128      3,544
Russell Corporation                         92       2,777
Springs Industries, Inc.                    49       2,260
VF Corporation                      310     15,965
                                            73,817
Auto Parts -- 0.2%
Dana Corporation                    248     13,268
Eaton Corporation                   188     14,617
Echlin, Inc.                        150     7,359
Genuine Parts Company                       444      15,346
                                            50,590
Automobiles -- 1.2%
Chrysler Corporation                        1,768    99,671
Ford Motor Company                          2,718    160,362
General Motors Corporation          1,800   120,263
Paccar Inc.                         189     9,875
                                            390,171
Banking -- 5.5%
Banc One Corporation                        1,345    75,068
Bank of New York Company, Inc.              959        58,199
BankAmerica Corporation                     1,766    152,649
BankBoston Corporation                      714      39,716

Bankers Trust New York Corporation          190      $     22,052
BB&T Corporation                    290     19,611
Citicorp                   1,158    172,832
Comerica, Inc.                      412     27,295
Fifth Third Bancorp                         559      35,217
First Chicago NBD Corporation               771      68,330
First Union Corporation                     2,204    128,383
Fleet Financial Group, Inc.                          640      53,440
Huntington Bancshares, Inc.                 330      11,055
J.P.  Morgan & Company, Inc.                452      52,941
Keycorp                    1,122    39,971
Mbna Corporation                    1,216   40,128
Mellon Bank Corporation                     639      44,490
Mercantile Bancorporation, Inc.             300      15,113
National City Corporation                   728      51,688
Nationsbank Corporation                     2,425    185,513
Northern Trust Corporation          275     20,969
Norwest Corporation                         1,756    65,631
PNC Bank Corporation                        810      43,588
Providian Financial Corporation             229      17,991
Republic New York Corporation               272      17,119
Summit Bancorp                      440     20,900
SunTrust Banks, Inc.                        544      44,234
Synovus Financial Corporation               510      12,113
US Bancorp                          1,848   79,464
Wachovia Corporation                        485      40,983
Wells Fargo & Company                       228      84,132
                                            1,740,815
Broadcasting -- 0.3%
Clear Channel Communications, Inc.  (a)              200      21,825
Comcast Corporation                         693      28,131
Viacom, Inc.  (a)                   879     51,202
                                            101,158
Building Construction -- 0.1%
Centex Corporation                          140      5,285
Fluor Corporation                   204     10,404
Kaufman & Broad Home Corporation            85       2,699
Pulte Corporation                   120     3,585
                                            21,973
Business Services -- 0.8%
Automatic Data Processing, Inc.             708      51,596
Cognizant Corporation                       509      32,067
Deluxe Corporation                          200      7,162
Ecolab, Inc.                        316     9,796
First Data Corporation                      1,085    36,144
H & R Block, Inc.                   253     10,658
HBO & Company                       960     33,840
Humana, Inc.  (a)                   395     12,318
Interpublic Group Companies, Inc.           291      17,660
Laidlaw, Inc.  (a)                          734      8,946
R.R.  Donnelley & Sons Company              366      16,745
Service Corporation International           574        24,610
                                            261,542
Chemicals -- 1.6%
Air Products And Chemicals, Inc.            538      21,520
B.F.  Goodrich Company                      129      6,402
Dow Chemical Company                        607      58,689
E.I.  du Pont de Nemours and Company                 2,717    202,756

See notes to financial statements
           page 13 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER INDEX FUND (CONTINUED) Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value


                  Market
         Shares   Value


Eastman Chemical Company            193     $   12,014
Fmc Corporation (a)                         90       6,137
Great Lakes Chemical Corporation            153      6,034
Hercules, Inc.                      258     10,610
Mallinckrodt, Inc.                          179      5,314
Monsanto Company                    1,424   79,566
Morton International, Inc.                  351      8,775
Nalco Chemical Company                      162      5,690
Octel Corporation (a)                       38       755
Ppg Industries, Inc.                        455      31,652
Praxair, Inc.                       357     16,712
Rohm & Haas Company                         158      16,422
Sigma-Aldrich Corporation                   242      8,500
Union Carbide Corporation                   322      17,187
W.R.  Grace & Company (a)                   212      3,617
                                            518,352
Commercial Services -- 0.0%
Sodexho Marriott Services, Inc.             76       2,204
Communication Services -- 1.9%
Lucent Technologies, Inc.                   3,160    262,872
MediaOne Group, Inc.                        1,279    56,196
Northern Telecom Limited                    1,246    70,711
Sbc Communications, Inc.                    4,452    178,080
Tele-Communications, Inc.  (a)              1,015    39,014
                                            606,873
Computers & Business Equipment -- 3.9%
3Com Corporation (a)                        567      17,400
Apple Computer, Inc.  (a)                   302      8,664
Bay Networks, Inc.  (a)                     460      14,835
Cabletron Systems, Inc.  (a)                         361      4,850
Ceridian Corporation (a)                    175      10,281
Cisco Systems, Inc.  (a)                    2,329    214,414
Compaq Computer Corporation                 3,621    102,734
Data General Corporation (a)                95       1,419
Dell Computer Corporation (a)               1,868    173,374
Emc Corporation (a)                         1,090    48,846
Gateway 2000, Inc.  (a)                     300      15,188
Hewlett-Packard Company                     2,474    148,130
International Business Machines Corporation 2,619    300,694
Pitney Bowes, Inc.                          724      34,843
Seagate Technology, Inc.  (a)                        544      12,954
Sun Microsystems, Inc.  (a)                          893      38,790
Tandy Corporation                   290     15,388
Unisys Corporation (a)                      420      11,865
Xerox Corporation                   787     79,978
                                            1,254,647
Conglomerates -- 1.4%
Aeroquip-Vickers Inc.                       69       4,028
AlliedSignal, Inc.                          1,374    60,971
Cbs Corporation                     1,488   47,244
Cendant Corporation (a)                     1,805    37,679
Gillette Company                    2,622    148,635
Harcourt General, Inc.                      175      10,413
Minnesota Mining & Manufacturing Company    1,016    83,503
Tenneco, Inc.                       420     15,986
Textron, Inc.                       409     29,320
                                            437,779

Construction & Mining Equipment -- 0.3%
Case Corporation                    176     $     8,492
Caterpillar, Inc.                   942     49,808
Dover Corporation                   550     18,838
Foster Wheeler Corporation                  98       2,101
Harnischfeger Industries, Inc.              116      3,284
                                            82,523
Construction Materials -- 0.2%
Armstrong World Industries, Inc.            94       6,333
Masco Corporation                   391     23,656
Owens Corning                       127     5,183
Sherwin-Williams Company            416     13,780
                                            48,952
Consumer Products -- 0.0%
American Greetings Corporation              182      9,271
Containers & Glass -- 0.1%
Ball Corporation                    73      2,934
Bemis Company, Inc.                         129      5,273
Crown Cork & Seal Company, Inc.             307      14,583
Owens-Illinois, Inc.  (a)                   350      15,663
Temple-Inland, Inc.                         135      7,272
                                            45,725
Containers & Packaging -- 0.0%
Sealed Air Corporation (a)                  213      7,828
Cosmetics & Toiletries -- 0.1%
Alberto-Culver Company                      136      3,944
Avon Products, Inc.                         325      25,188
International Flavors & Fragances, Inc.              267      11,597
                                            40,729
Drugs & Health Care -- 7.8%
Abbott Laboratories                         3,794    155,080
Allergan Specialty Therapeutics, Inc.  (a)           7        72
Allergan, Inc.                      157     7,281
Alza Corporation                    203     8,780
American Home Products Corporation          3,074    159,080
Amgen, Inc.                         645     42,167
Bausch & Lomb, Inc.                         138      6,917
Baxter International Inc.                   666      35,839
Becton, Dickinson & Company                 305      23,676
Biomet, Inc.                        276     9,125
Bristol-Myers Squibb Company                2,442    280,677
C.R.  Bard, Inc.                    139     5,291
Cardinal Health, Inc.                       258      24,188
Columbia / Hca Healthcare Corporation                1,622    47,240
Crescenco Pharmaceuticals Corporation (a)   10       127
Eli Lilly & Company                         2,686    177,444
Guidant Corporation                         348      24,817
Healthsouth Corporation (a)                 792      21,137
Johnson & Johnson                   3,236   238,655
Manor Care, Inc.                    153     5,880
Medtronic, Inc.                     1,140   72,675
Merck & Company, Inc.                       2,963    396,301
Pfizer, Inc.                        3,112     338,236
Pharmacia & Upjohn, Inc.                    1,228    56,642
Schering-Plough Corporation                 1,773    162,451
St.  Jude Medical, Inc.  (a)                         191      7,031
Tenet Healthcare Corporation (a)            700      21,875





See notes to financial statements


           transamerica premier funds 1998 Semi-annual report page 14

                  Market
         Shares   Value


                  Market
         Shares   Value

United Healthcare Corporation               436      $    27,686
US Surgical Corporation                     155      7,072
Warner-Lambert Company                      1,974    136,945
                                            2,500,387
Electric Utilities -- 1.6%
Ameren Corporation                          333      13,237
American Electric Power Company             455      20,646
Baltimore Gas & Electric Company            358      11,120
Carolina Power & Light Company              371      16,092
Central & South West Corporation            508      13,653
Cinergy Corporation                         383      13,405
Consolidated Edison Company of New York, Inc.        572      26,348
Dominion Resources, Inc.                    436      17,767
Dte Energy Company                          352      14,212
Duke Energy Corporation                     875      51,844
Edison International                        1,052    31,100
Entergy Corporation                         563      16,186
FirstEnergy Corporation                     371      11,408
Fpl Group, Inc.                     447     28,161
Gpu, Inc.                           291     11,003
Houston Industries, Inc.                    844      26,059
Niagara Mohawk Power Corporation (a)                 351      5,243
Northern States Power Company               334      9,560
P P & L Resources, Inc.                     392      8,894
Pacificorp                          714     16,154
Peco Energy Company                         539      15,732
PG & E Corporation                          1,007    31,783
Public Service Enterprise Group, Inc.                582      20,043
Southern Company                    1,634   45,240
Texas Utilities Company                     585      24,351
Unicom Corporation                          523      18,338
                                            517,579
Electrical Equipment -- 2.8%
Boston Scientific Corporation (a)           442      31,658
Cooper Industries, Inc.                     273      14,998
Emerson Electric Company                    1,085    65,506
General Electric Company                    8,052    732,732
General Signal Corporation                  118      4,248
Johnson Controls, Inc.                      201      11,495
Millipore Corporation                       108      2,943
National Service Industries, Inc.           114      5,800
Raychem Corporation                         214      6,326
W.W.  Grainger, Inc.                        248      12,354
                                            888,060
Electronics -- 2.0%
Advanced Micro Devices, Inc.  (a)           327      5,579
Amp, Inc.                           531     18,253
Andrew Corporation (a)                      216      3,902
Applied Materials, Inc.  (a)                         874      25,783
Dsc Communications Corporation (a)          282      8,460
EG & G, Inc.                        114     3,420
Harris Corporation                          192      8,580
Honeywell, Inc.                     309     25,821
Intel Corporation                   3,986   295,462
Kla Tencor Corporation (a)          200     5,538
Lsi Logic Corporation (a)                   327      7,541
Micron Technology, Inc.  (a)                         507      12,580
Motorola, Inc.                      1,437   $     75,532
National Semiconductor Corporation (a)               334      4,405
Perkin-Elmer Corporation                    106      6,592
Rockwell International Corporation          524      25,185
Scientific-Atlanta, Inc.                    188      4,771
Silicon Graphics, Inc.  (a)                          428      5,190
Tektronix, Inc.                     121     4,280
Tellabs, Inc.  (a)                          434      31,084
Texas Instruments, Inc.                     920      53,648
Thomas & Betts Corporation          112     5,516
                                            637,122
Financial Services -- 3.6%
American Express Company                    1,165    132,810
Associates First Capital Corporation                 787      60,501
Beneficial Corporation                      129      19,761
Capital One Financial Corporation           150      18,637
Charles Schwab Corporation          711     23,108
Chase Manhattan Corporation                 2,108    159,153
Countrywide Credit Industries, Inc.         254      12,891
Equifax, Inc.                       351     12,745
Federal Home Loan Mortgage Corporation      1,728    81,324
Federal National Mortgage Association                2,621    159,225
Franklin Resources, Inc.                    600      32,400
Green Tree Financial Corporation            332      14,213
Household International, Inc.               741      36,865
Lehman Brothers Holdings Inc.               250      19,391
Merrill Lynch & Company, Inc.               834      76,938
Morgan Stanley Dean Witter & Co.            1,971    180,100
Slm Holding Corporation                     400      19,624
State Street Corporation                    422      29,329
SunAmerica, Inc.                    450     25,846
The Bear Stearns Companies, Inc.            300      17,081
Washington Mutual, Inc.                     637      27,670
                                            1,159,612
Food & Beverages -- 4.0%
Archer-Daniels-Midland Company              1,384    26,815
Bestfoods                           702     40,760
Campbell Soup Company                       1,177    62,528
Coca-Cola Company                   6,063   518,386
ConAgra, Inc.                       1,180   37,391
General Mills, Inc.                         389      26,598
H.J.  Heinz Company                         896      50,288
Hershey Foods Corporation                   375      25,875
Kellogg Company                     1,038   38,990
PepsiCo, Inc.                       3,784   155,854
Quaker Oats Company                         328      18,020
Ralston-Ralston Purina Group                258      30,138
Sara Lee Corporation                        1,172    65,559
Sysco Corporation                   874     22,396
Unilever NV and Plc                         1,552    122,510
Vlasic Foods International, Inc.  (a)                117      2,355
Wm.  Wrigley Jr.  Company                   282      27,636
                                            1,272,099
Gas & Pipeline Utilities -- 0.4%
Coastal Corporation                         255      17,802
Columbia Gas System, Inc.                   200      11,096
Consolidated Natural Gas Company            228      13,424





See notes to financial statements


           page 15 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER INDEX FUND (CONTINUED) Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value


                  Market
         Shares   Value




Eastern Enterprises                         49       $    2,101
Enron Corporation                   666     36,006
Nicor, Inc.                         121     4,855
Oneok, Inc.                         67      2,672
People's Energy Corporation                          84       3,244
Sonat, Inc.                         209     8,073
The Williams Companies, Inc.                1,004    33,885
                                            133,158
Gas Exploration -- 0.1%
Anadarko Petroleum Corporation              140      9,406
Apache Corporation                          220      6,930
                                            16,336
Gas Exploration And Distribution -- 0.2%
Burlington Resources, Inc.                  430      18,516
Occidental Petroleum Corporation            785      21,195
Oryx Energy Company (a)                     255      5,642
Union Pacific Resources Group, Inc.         561      9,853
                                            55,206
Gold & Mining -- 0.2%
Barrick Gold Corporation                    877      16,828
Battle Mountain Gold Company                529      3,142
Cyprus Amax Minerals Company                225      2,981
Freeport-McMoRan Copper & Gold, Inc.                 489      7,427
Homestake Mining Company            345     3,579
Newmont Mining Corporation          370     8,741
Phelps Dodge Corporation                    161      9,206
Placer Dome, Inc.                   581     6,827
                                            58,731
Hotels & Restaurants -- 0.6%
Darden Restaurants, Inc.                    379      6,017
Hilton Hotels Corporation                   591      16,843
Marriott International, Inc.                         610      19,749
Mcdonald's Corporation                      1,681    115,989
Mirage Resorts, Inc.  (a)                   400      8,525
Tricon Global Restaurants, Inc.  (a)                 378      11,978
Wendy's International, Inc.                          301      7,073
                                            186,174
Household Appliances & Products -- 1.6%
Black & Decker Corporation          217     13,237
Clorox Company                      250     23,844
Colgate-Palmolive Company                   712      62,656
Corning, Inc.                       556     19,321
Maytag Corporation                          252      12,443
Newell Company                      386     19,228
Procter & Gamble Company            3,316   301,963
Rubbermaid, Inc.                    376     12,478
Snap-On, Inc.                       148     5,365
The Stanley Works                   217     9,019
Tupperware Corporation                      149      4,190
Whirlpool Corporation                       180      12,375
                                            496,119
Industrial Machinery -- 0.6%
Briggs & Stratton Corporation               66       2,471
Cincinnati Milacron, Inc.                   88       2,140
Crane Company                       109     5,293
Cummins Engine Company, Inc.                95       4,869
Illinois Tool Works, Inc.                   584      $    38,946
Ingersoll-Rand Company                      396      17,449
Itt Industries, Inc.                        289      10,801
Nacco Industries Inc.                       21       2,714
Pall Corporation                    289     5,924
Parker Hannifin Corporation                 270      10,294
Thermo Electron Corporation (a)             350      11,966
Timken Company                      152     4,683
Tyco International Ltd.                     924      58,212
                                            175,762
Insurance -- 3.2%
Aetna Life & Casualty Company               364      27,710
Allstate Corporation                        1,080    98,887
American General Corporation                588      41,858
American International Group, Inc.          1,719    250,974
Aon Corporation                     391     27,468
Chubb Corporation                   425     34,159
Cigna Corporation                   549     37,881
Cincinnati Financial Corporation            390      14,966
Conseco, Inc.                       183     8,555
General Re Corporation                      199      50,446
Hartford Financial Services Group, Inc.              288      32,940
Jefferson-Pilot Corporation                          258      14,948
Lincoln National Corporation                251      22,935
Loews Corporation                   283     24,656
Marsh & McLennan Companies, Inc.            564      34,087
Mbia, Inc.                          216     16,173
Mgic Investment Corporation                 318      18,146
Progressive Corporation Ohio                175      24,675
Safeco Corporation                          306      13,904
St.  Paul Companies, Inc.                   562      23,639
Torchmark Corporation                       346      15,830
Travelers Group, Inc.                       2,756    167,083
Unum Corporation                    347     19,259
                                            1,021,179
Investment Companies -- 4.4%
Standard And Poor's Depositary Receipts              12,355   1,399,976
Leisure Time -- 0.6%
Brunswick Corporation                       236      5,841
Harrah's Entertainment, Inc.  (a)           249      5,789
King World Productions, Inc.                180      4,590
The Walt Disney Company                     1,643    172,618
                                            188,838
Liquor -- 0.3%
Adolph Coors Company                        92       3,128
Anheuser-Busch Companies, Inc.              1,222    57,663
Brown-Forman Corporation                    168      10,794
The Seagram Company Ltd.            906     37,089
                                            108,674
Mobile Homes -- 0.0%
Fleetwood Enterprises, Inc.                          35       1,400
Newspapers -- 0.4%
Dow Jones & Company, Inc.                   234      13,045
Gannett Company, Inc.                       684      48,607
Knight-Ridder, Inc.                         231      12,719
New York Times Company                      234      18,545




See notes to financial statements


           transamerica premier funds 1998 Semi-annual report page 16

                  Market
         Shares   Value


                  Market
         Shares   Value




Times Mirror Company                        251      $   15,782
Tribune Company                     305     20,988
                                            129,686
Non-Ferrous Metals -- 0.0%
Asarco, Inc.                        104     2,314
Engelhard Corporation                       350      7,087
Inco, Limited                       435     5,927
                                            15,328
Office Furnishings & Supplies -- 0.1%
Avery Dennison Corporation          256     13,760
Ikon Office Solutions, Inc.                          315      4,587
Moore Corporation Ltd.                      231      3,061
                                            21,408
Oil -- 4.3%
Amerada Hess Corporation                    226      12,275
Amoco Corporation                   2,410   100,316
Ashland, Inc.                       164     8,466
Atlantic Richfield Company                  781      61,016
Chevron Corporation                         1,586    131,737
Exxon Corporation                   6,031   430,086
Kerr-McGee Corporation                      121      7,003
Mobil Corporation                   1,914   146,660
Pennzoil Company                    113     5,721
Phillips Petroleum Company          638     30,744
Royal Dutch Petroleum Company               5,207    285,408
Sempra Energy                       607     16,838
Sun Company, Inc.                   181     7,025
Texaco, Inc.                        1,316   78,549
Unocal Corporation                          602      21,521
Usx-Marathon Group                          698      23,950
                                            1,367,315
Paper & Forest Products -- 0.6%
Boise Cascade Corporation                   118      3,864
Champion International Corporation          233      11,461
Fort James Corporation                      208      9,256
Georgia-Pacific Corporation                          223      13,143
International Paper Company                 722      31,046
Kimberly-Clark Corporation          1,355   62,161
Louisiana-Pacific Corporation               264      4,818
Mead Corporation                    258     8,192
Potlatch Corporation                        71       2,982
Stone Container Corporation                 242      3,781
Union Camp Corporation                      170      8,436
Westvaco Corporation                        246      6,950
Weyerhaeuser Company                        487      22,493
Willamette Industries, Inc.                          268      8,576
                                            197,159
Petroleum Services -- 0.5%
Baker Hughes, Inc.                          368      12,719
Dresser Industries, Inc.                    434      19,123
Halliburton Company                         578      25,757
Helmerich & Payne, Inc.                     120      2,670
McDermott International, Inc.               133      4,580
Rowan Companies, Inc.  (a)                  206      4,004
Schlumberger Ltd.                   1,186   81,019
Western Atlas, Inc.                         130      11,034
                                            160,906
Photography -- 0.2%
Eastman Kodak Company                       818      $     59,765
Polaroid Corporation                        109      3,876
                                            63,641
Pollution Control -- 0.2%
Browning-Ferris Industries, Inc.            517      17,966
Laidlaw Environmental Services, Inc.  (a)            394      1,428
Waste Management, Inc.                      1,148    40,180
                                            59,574
Publishing -- 0.4%
Dun & Bradstreet Corporation                414      14,956
Jostens, Inc.                       93      2,220
Mcgraw-Hill Companies, Inc.                 244      19,901
Meredith Corporation                        133      6,243
Time Warner, Inc.                   1,111   94,921
                                            138,241
Railroads & Equipment -- 0.3%
Burlington Northern Santa Fe                356      34,955
Csx Corporation                     519     23,614
Union Pacific Corporation                   541      23,872
                                            82,441
Retail -- 3.4%
Abercrombie & Fitch Company (a)             568      24,992
AutoZone, Inc.  (a)                         351      11,210
Circuit City Stores-Circuit City Group               237      11,109
Consolidated Stores Corporation (a)         250      9,063
Costco Companies, Inc.  (a)                          490      30,901
Cvs Corporation                     634     24,686
Dayton Hudson Corporation           1,050   50,925
Dillard's, Inc.                     275     11,395
Federated Department Stores, Inc.  (a)               497      26,745
Gap, Inc.                           1,027   63,289
Home Depot, Inc.                    1,749   145,276
J.C.  Penney Company, Inc.                  566      40,929
Kmart Corporation (a)                       1,133    21,810
Longs Drug Stores Corporation               97       2,801
Lowe's Companies, Inc.                      804      32,612
May Department Stores Company               593      38,841
Mercantile Stores Company, Inc.             90       7,104
Nordstrom, Inc.                     195     15,064
Pep Boys-Manny, Moe & Jack          149     2,822
Rite-Aid Corporation                        484      18,180
Sears, Roebuck & Company                    949      57,948
Supervalu, Inc.                     157     6,967
Tjx Companies, Inc.                         720      17,370
Toys "R" Us, Inc.  (a)                      678      15,975
Venator Group, Inc.                         325      6,216
Wal-Mart Stores, Inc.                       5,562    337,892
Walgreen Company                    1,196   49,410
                                            1,081,532
Retail Grocery -- 0.3%
Albertson's, Inc.                   612     31,709
American Stores Company                     712      17,221
Great Atlantic & Pacific Tea Company, Inc.  93       3,075
Kroger Company (a)                          607      26,025
Winn-Dixie Stores, Inc.                     367      18,786
                                            96,816






See notes to financial statements


           page 17 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER INDEX FUND (CONTINUED) Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value

         Shares or
         Principal         Market
         Amount   Value




Savings & Loan -- 0.1%
Golden West Financial Corporation           142      $    15,096
H.F.  Ahmanson & Company            268     19,028
                                            34,124
Software -- 2.6%
Adobe Systems, Inc.                         171      7,257
Ascend Communications, Inc.                 450      22,303
Autodesk, Inc.                      114     4,403
Computer Associates International, Inc.              1,323    73,509
Microsoft Corporation (a)                   5,790    627,491
Novell, Inc.  (a)                   872     11,118
Oracle Corporation (a)                      2,379    58,434
Parametric Technology Corporation (a)                654      17,740
Shared Medical Systems Corporation          58       4,260
                                            826,515
Steel -- 0.1%
Allegheny Teldyne, Inc.                     429      9,813
Armco, Inc.  (a)                    259     1,651
Bethlehem Steel Corporation (a)             273      3,395
Inland Steel Industries, Inc.                        118      3,327
Nucor Corporation                   213     9,798
Usx-Us Steel Group                          205      6,765
Worthington Industries, Inc.                226      3,404
                                            38,153
Telecommunication Equipment -- 0.0%
General Instrument Corporation (a)          286      7,776
Telecommunications -- 4.0%
AirTouch Communications, Inc.  (a)          1,361    79,533
Alltel Corporation                          656      30,504
Ameritech Corporation                       2,680    120,265
AT&T Corporation                    3,909   223,302
Bell Atlantic Corporation                   3,818    174,196
BellSouth Corporation                       2,412    161,905
Frontier Corporation                        363      11,434
Gte Corporation                     2,338   130,051
Mci Communications Corporation              1,660    96,488
Nextel Communications, Inc.  (a)            600      14,925
Sprint Corporation                          1,077    75,929
US West, Inc.                       1,184   55,645
WorldCom, Inc.                      2,089   101,186
                                            1,275,363
Tires & Rubber -- 0.1%
Cooper Tire & Rubber Company                198      4,083
Goodyear Tire & Rubber Company              374      24,100
                                            28,183
Tobacco -- 0.8%
Fortune Brands, Inc.                        431      16,566
Philip Morris Companies, Inc.               6,007    236,526
UST, Inc.                           460     12,420
                                            265,512
Toys & Amusements -- 0.1%
Hasbro, Inc.                        317     12,462
Mattel, Inc.                        686     29,026
                                            41,488
Transportation/Rail -- 0.1%
Norfolk Southern Corporation                933      27,815
Trucking & Freight Forwarding -- 0.1%
Fdx Corporation (a)                         351      $      22,025
Navistar International Corporation (a)               178      5,140
Ryder System, Inc.                          190      5,997
                                            33,162
Total Common Stocks
 (cost $15,803,445)                                  23,026,624
Preferred Stock -- 0.0%
Sealed Air Corporation
(cost $4,039)                       100     4,200
Commercial Paper -- 20.9% Brokerage -- 4.6% Merrill Lynch & Co., Inc.
                  5.520%   09/17/98 $1,500,000       $ 1,482,060
Commercial Financial Services -- 4.7%
General Electric Capital Corporation
                  5.500%   09/17/98 1,500,000        1,482,125
Oil -- 11.6%
Chevron Corporation
                  5.490%   09/10/98 3,750,000        3,709,397
Total Commercial Paper
(amortized cost $6,673,582)                                   6,673,582
U.S. Government Securities -- 1.1%
United States Treasury Bills*
(amortized cost $351,131)
                  5.030% 09/17/98 355,000 351,131  Repurchase  Agreement -- 6.6%
State Street Bank & Trust Company,
         4.75%, due 07/01/98, (collateralized
         by $1,825,000 par value U.S. Treasury Bond,
          7.25%, due 05/15/16, with a value of
         $2,144,090, cost $2,097,000)                2,097,000         2,097,000
Total Investments -- 100.9%
(cost $24,929,197)**                                 32,152,537
Liabilities In Excess Of Other Assets -- (0.9)%                        (289,166)
Net Assets -- 100.0%                                 $31,863,371

(a) Non-income producing security

* $351,131 market value of securities has been pledged as collateral for initial margin for futures contracts.

** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,497,181 and $273,841, respectively. Net unrealized appreciation for tax purposes is $7,223,340.


SCHEDULE OF FUTURES CONTRACTS

Number   Contract Total    Unrealized
         of Contracts      Description      Contract Value    Gain
 31               S&P 500  $8,858,250       $     271,563
                    September 1998 (Long)





See notes to financial statements
           transamerica premier funds 1998 Semi-annual report page 18

TRANSAMERICA PREMIER BALANCED FUND
Portfolio Manager: Gary U. Rolle'


Fund Performance
The Transamerica Premier Balanced Fund returned an impressive 16.05% for the six-month period ended June 30, 1998, in comparison to the benchmark index (50% S&P 500 Index/50% Lehman Brothers Government/Corporate Bond Index) return of 10.86% for the same period. For the one-year period ended June 30, 1998, the Fund ranked second among the 373 balanced funds tracked by Lipper Analytical Services, Inc. Since the Fund's inception in October 1995, it has achieved an annualized return of 25.16% relative to the benchmark index return of 18.53%.

Portfolio Manager's Comments
The performance of the Fund continues to be driven by its stock holdings, although we have recently increased our bond position to take advantage of the favorable interest rate outlook.

We expect premier companies to continue to outperform. Therefore, we will continue to focus on industries we find attractive, selecting companies with the best management, business models, and com-petitive advantage. The technology, financial services, health services, leisure, and consumer areas have all been strong performers, which is reflected in our portfolio holdings.

Our long-term bond strategy has led us to focus on non-cyclical type companies with strong upside credit momentum. These include the utilities, financial services, broadcasting, and other industries which are less tied to the world wide economy in terms of GDP growth. Two particularly attractive holdings in our portfolio are Cleveland Electric and Niagara Mohawk. Both have recently undergone radical restructuring and appear to be good candidates for ratings upgrades.

Portfolio Asset Mix




Going Forward
As worldwide economic growth continues to be slowed by the economic crisis in Asia, downward pressure on prices should intensify due to excess supplies of consumer, industrial, and commodity goods. Slower unit volume growth and declining prices will negatively impact the profitability of many companies. However, our equity investment strategy will continue to take advantage of growth opportunities available only to the best managed companies.

The bond market should do well throughout 1998, given slower economic growth and very low inflation. Our bond selection strategy will focus on a spectrum of stable credits as well as selected candidates for credit upgrades for their capital gains as well as income potential.

Thank you for your continued  investment in the  Transamerica  Premier  Balanced
Fund.


comparison of change in value of a $10,000 investment in transamerica premier balanced fund with 50% lehman brothers government/corporate bond index and 50% s&p 500 index**



         Total Returns     Annualized
         As of June 30, 1998        Since Inception* One Year
Premier Balanced Fund      25.16%   28.75%
50% Lehman Brothers Government/
Corporate Bond Index
50% S&P 500 Index 18.53%   20.64%


Premier Balanced Fund ($18,528 at 6/30/98)
50% Lehman Brothers Government/Corporate Bond Index 50% S&P 500 Index ($15,955 at 6/30/98)


         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
 *       October 2, 1995
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           page 19 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER BALANCED FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



                  Market
         Shares   Value


         Principal         Market
         Amount   Value



COMMON STOCKS -- 57.8%
Agricultural Biotechnology -- 2.1%
Pioneer Hi-Bred International, Inc.         22,500   $   930,938
Business Services -- 3.0%
Cognizant Corporation                       10,000   630,000
First Data Corporation                      20,000   666,250
                                            1,296,250
Chemicals -- 3.7%
Minerals Technologies, Inc.                          15,000   763,125
Monsanto Company                    15,000  838,125
                                            1,601,250
Commercial Services -- 3.5%
Pharmaceutical Marketing Services, Inc.              4,000    57,000
Sodexho Marriott Services, Inc.             50,000   1,450,000
                                            1,507,000
Computers & Business Equipment -- 9.7%
Cisco Systems, Inc.  (a)                    10,500   966,656
Dell Computer Corporation (a)               35,000   3,248,438
                                            4,215,094
Conglomerates -- 2.1%
Gillette Company                    16,000  907,000
Containers & Packaging -- 1.3%
Sealed Air Corporation (a)                  15,000   551,250
Electronics -- 6.2%
Applied Materials, Inc.  (a)                         26,000   767,000
Intel Corporation                   13,000  963,625
Level One Communications, Inc.  (a)         40,000   940,000
                                            2,670,625
Financial Services -- 5.3%
Charles Schwab Corporation          20,500  666,250
Franklin Resources, Inc.                    30,000   1,620,000
                                            2,286,250
Hotels & Restaurants -- 1.2%
Mirage Resorts, Inc.  (a)                   25,000   532,813
Leisure Time -- 4.5%
Pixar, Inc.  (a)                    20,000  1,207,500
The Walt Disney Company                     7,000    735,437
                                            1,942,937
Retail -- 5.2%
Fred Meyer, Inc.  (a)                       52,500   2,231,250
Retail Grocery -- 1.9%
Safeway, Inc.  (a)                          20,000   813,750
Software -- 5.2%
Microsoft Corporation (a)                   16,000   1,734,000
Transaction Systems Architects, Inc.  (a)            14,000   539,000
                                            2,273,000
Transportation -- 2.9%
Kansas City Southern Industries, Inc.                25,000   1,240,625
Total Common Stocks
(cost $13,434,230)                                   25,000,032
Preferred Stock -- 0.8%
Sealed Air Corporation
(cost $459,066)                     8,000      336,000
Corporate Bonds -- 29.6%
Advertising -- 1.3%
Valassis Communications, Inc.
                  9.550%   12/01/03 $  500,000       $    561,135
Broadcasting -- 2.6%
Time Warner, Inc.
                  9.125%   01/15/13 500,00  608,525
Viacom, Inc.
                  7.750%   06/01/05 500,000 532,725
                                            1,141,250
Electric Utilities -- 6.7%
Cleveland Electric Illuminating Company
                  7.880%   11/01/17 500,000 545,755
Commonwealth Edison Company
                  7.000%   07/01/05 300,000 312,639
Niagara Mohawk Power Corporation
                  7.625%   10/01/05 1,000,000        1,004,240
Pennsylvania Power & Light Company
                  8.500%   05/01/22 500,000 546,750
Western Massachusetts Electric Company
                  6.875%   01/01/00 500,000 497,460
                                            2,906,844
Finance & Banking -- 4.4%
General Motors Acceptance Corporation
                  7.375%   05/28/99 300,000 303,837
Key Bank, N.A.
                  7.125%   08/15/06 500,000 525,430
Mellon Bank Corporation
                  7.000%   03/15/06 300,000 312,900
Sears Roebuck Acceptance Corporation
                  7.260%   04/21/03 500,000 523,140
The Money Store, Inc.
                  8.375%   04/15/04 200,000 220,512
                                            1,885,819
Financial Services -- 2.4%
Chase Manhattan Corporation
                  7.125% 03/01/05 500,000 522,125 Merrill Lynch & Company, Inc.
                  6.640%   09/19/02 500,000 510,940
                                            1,033,065
Gas & Pipeline Utilities -- 1.9%
KN Energy, Inc.
                  6.650%   03/01/05 500,000 501,395
The Williams Companies, Inc.
                  7.500%   09/15/99 300,000 304,773
                                            806,168




See notes to financial statements


           transamerica premier funds 1998 Semi-annual report page 20

         Principal         Market
         Amount   Value

         Principal         Market
         Amount   Value



Gas Exploration And Distribution -- 2.1%
Gulf Canada Resources Ltd.
                  8.250%   03/15/17 $  390,000       $    420,159
Occidental Petroleum Corporation
                  6.500%   04/01/05 500,000 499,995
                                            920,154
Hotels & Restaurants -- 0.7%
Mirage Resorts, Inc.
                  6.750%   02/01/08 300,000 293,784
Industrial -- 2.4%
Stater Brothers Holdings, Inc.
                  9.000%   07/01/04 1,000,000        1,020,000
Retail -- 1.4%
Dayton Hudson Corporation
                  6.400%   02/15/03 300,000 300,918
Shoppers Food Warehouse Corporation
                  9.750%   06/15/04 275,000 304,562
                                            605,480
Telecommunications -- 1.1%
MCI Communications Corporation
                  6.125%   04/15/12 500,000 498,140
Transportation -- 2.6%
Norfolk Southern Corporation
                  9.000%   03/01/21 500,000 636,830
Union Pacific Corporation
                  6.400%   02/01/06 500,000 495,720
                                            1,132,550
Total Corporate Bonds
(cost $12,633,045)                                   12,804,389

U.S. Government Securities -- 7.2%
U.S. Treasury Bonds
                  6.375%   08/15/27 $1,200,000       $   1,317,744
U.S. Treasury Notes
                  6.375%   08/15/02 400,000 412,248
                  5.875%   11/15/05 1,370,000        1,396,112
Total U.S. Government Securities
(cost $3,041,483)                           3,126,104
Repurchase Agreement -- 6.2%
State Street Bank and Trust Company, 4.75%, due 07/01/98, (collateralized by $2,320,000 par value U.S. Treasury Bond, 7.25%, due 05/15/16, with a value of
         $2,725,638, Cost $2,667,000)                2,667,000         2,667,000
Total Investments -- 101.6%
(cost $32,234,824)*                                  43,933,525
Liabilities In Excess Of Other Assets -- (1.6)%               (703,795)
Net Assets -- 100.0%                                 $ 43,229,730

(a) Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,134,199 and $435,498, respectively. Net unrealized appreciation for tax purposes is $11,698,701.




See notes to financial statements

           page 21 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER BOND FUND
Portfolio Manager: Susan A. Silbert


Fund Performance
The Transamerica Premier Bond Fund earned a total return of 4.40% for the six-month period ended June 30, 1998. In comparison, the Lehman Brothers Government/ Corporate Index returned 4.17% for the same period. Since its inception in October, 1995, the Fund has realized an annualized return of 7.43%, while the Index returned 7.87%.

Portfolio Manager Comments
During the first half of 1998 bond investors wrestled with fears that the strong domestic economy would spark inflation and higher yields. Countering this downward bias to bond prices were the periodic "flights to quality" by overseas investors seeking refuge from the turmoil in Japan and other Asian countries. As a result, the 30-year Treasury bond, which began the year at a 5.93% yield, traded in a narrow range until early May. As the Asian crisis deepened and prospects for an early resolution dimmed, both domestic and foreign bond buyers bid Treasury prices higher and yields fell to 5.63% by the end of the second quarter.

One of the factors that fueled the Fund's outperformance was our ability to leverage our excellent credit research capabilities in choosing securities with the potential to significantly outperform the market. One such top performer was Ralph's, a West Coast supermarket operator which was rated less than investment grade by national rating agencies. The Fund benefited when Ralph's was acquired by Fred Meyer late last year, and this year the company tendered for the bonds we held at a significant premium to our cost. In another case, we anticipated that U.S. West would have to refinance existing debt to reorganize into separate phone and cable companies. The Fund benefited when U.S. West also tendered for bonds we held at a significant premium to our cost.

The Fund continues to maintain a significant position in the electric utility industry, since we believe that ongoing deregulation will create opportunities for selected companies to grow revenues and improve margins.

Portfolio Asset Mix




Going Forward
Looking towards the second half of 1998, weakness in U.S. export markets and somewhat slower domestic demand are expected to keep inflation at low levels. The U.S. should continue to serve as a safe haven for foreign capital because of our stability and relatively attractive interest rates. In this scenario, long-term bond yields continue to offer attractive real returns in excess of inflation, and interest rates are expected to move lower over the balance of the year.

Thank you for your continued investment in the Transamerica Premier Bond Fund.


comparison of change in value of a $10,000 investment in transamerica premier bond fund with the lehman brothers government/corporate bond index**



         Total Returns     Annualized
         As of June 30, 1998        Since Inception* One Year
Premier Bond Fund 7.43%    12.17%
Lehman Brothers Government/
Corporate Bond Index       7.87%    11.28%


Premier Bond Fund ($12,176 at 6/30/98)
Lehman Brothers Government/
Corporate Bond Index ($12,313 at 6/30/98)


         The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. * October 2, 1995 ** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


           transamerica premier funds 1998 Semi-annual report page 22

TRANSAMERICA PREMIER BOND FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



         Principal         Market
         Amount   Value

         Shares or
         Principal         Market
         Amount   Value



Corporate Bonds -- 76.7%
Aerospace & Defense -- 6.7%
Boeing Company
                  8.625%   11/15/31 $400,000$  511,512
Northrop Grumman Corporation**
                  7.000%   03/01/06 500,000 517,130
                                            1,028,642
Air Travel -- 2.6%
Amr Corporation
                  9.750%   08/15/21 300,000 394,929
Automobiles -- 2.8%
General Motors Corporation
                  9.625%   12/01/00 400,000 431,896
Broadcasting -- 7.8%
CF Cable TV, Inc.
                  11.625%  02/15/05 240,000 270,218
Time Warner, Inc.
                  6.875%   06/15/18 400,000 401,560
Viacom, Inc.
                  7.750%   06/01/05 500,000 532,725
                                            1,204,503
Electric Utilities -- 19.2%
Cleveland Electric Illuminating Company
                  9.500%   05/15/05 500,000 552,275
Commonwealth Edison Company
                  7.000%   07/01/05 300,000 312,639
Connecticut Light & Power Company
                  7.875%   06/01/01 500,000 511,800
Niagara Mohawk Power Corporation
                  7.750%   10/01/08 500,000 512,255
Pennsylvania Power & Light Company
                  8.500%   05/01/22 500,000 546,750
Philadelphia Electric Company
                  8.750%   04/01/22 500,000 529,475
                                            2,965,194
Financial Services -- 3.5%
Morgan Stanley Dean Witter & Co.
                  8.875%   10/15/01 500,000 540,705
Gas Exploration And Distribution -- 9.2%
Burlington Resources, Inc.
                  9.125% 10/01/21 300,000 385,221 Gulf Canada Resources Ltd.
                  8.250%   03/15/17 500,000 538,665
Occidental Petroleum Corporation**
                  6.500%   04/01/05 500,000 499,995
                                            1,423,881
Hotels & Restaurants -- 2.5%
Mirage Resorts, Inc.
                  6.750%  02/01/08  400,000  391,712  Multi  Media -- 2.1%  News
America Holdings, Inc.
                  7.750%   12/01/45 300,000 321,963
Retail -- 10.2%
Fred Meyer, Inc.
                  7.450%   03/01/08   500,000           503,340
K-Mart Corporation
                  8.125%   12/01/06 $  500,000       $     518,750
Shoppers Food Warehouse Corporation
                  9.750%   06/15/04 500,000 553,750
                                            1,575,840
Telecommunications -- 2.8%
Bellsouth Capital Funding Corporation
                  7.120%   07/15/97 100,000 108,292
British Telecommunications Plc
                  9.625%   02/15/19 300,000 319,797
                                            428,089
Transportation -- 7.3%
Norfolk Southern Corporation
                  9.000%   03/01/21 500,000 636,830
Union Pacific Corporation
                  6.400%   02/01/06 500,000 495,720
                                            1,132,550
Total Corporate Bonds
(cost $11,548,236)                                   11,839,904
U.S. Government Agency Security -- 6.6%
Federal National Mortgage Association TBA
(cost $1,009,844)
                  7.000%   01/01/99 1,000,000        1,013,438
U.S. Government Securities -- 11.9%
U.S. Treasury Bonds
                  7.500%   11/15/16 750,000 900,352
                  6.125%   11/15/27 250,000 267,890
U.S. Treasury Notes
                  6.250%   06/30/02 650,000 666,354
Total U.S. Government Securities
(cost $1,731,314)                           1,834,596
Preferred Stock -- 0.6%
Cendant Corporation
(cost $125,000)                     2,500   93,594
Repurchase Agreement -- 9.7%
State Street Bank and Trust Company,
         4.75%, due 07/01/98, (collateralized
         by $1,300,000 par value U.S. Treasury Bond,
         7.25%, due 05/15/16, with a value of
         $1,527,297, cost $1,496,000)                $1,496,000        1,496,000
Total Investments -- 105.5%
(cost $15,910,394)*                                  16,277,532
Liabilities In Excess Of Other Assets -- (5.5)%               (845,099)
Net Assets -- 100.0%                                 $15,432,433

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $451,203 and $84,065, respectively. Net unrealized appreciation for tax purposes is $367,138.

** Securities have been segregated as collateral for TBA security.



See notes to financial statements


           page 23 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER CASH RESERVE FUND
Portfolio Manager: Kevin J.  Hickam


Fund Performance
The Transamerica Premier Cash Reserve Fund delivered excellent results during the first half of 1998. The Fund ranked seventh among 298 money market funds for the 12-month period ended June 30, 1998, as tracked by Lipper Analytical Services, Inc.

The Fund's annualized yield (12-month return) as of June 30, 1998 was 5.53% in comparison to the IBC Money Fund Report return of 5.08%. The seven-day current and effective yields were 5.37% and 5.52%, respectively, as of June 30, 1998. The Fund's annualized return since inception in October 1995 is 5.45%.

Portfolio Manager Comments
The economic strength of the first quarter raised concerns that inflation could begin to head higher. Although they did not actually raise interest rates, the Federal Reserve moved to a "tightening bias" in their monetary policy deliberations (indicating that the next change in interest rates would be higher). However, the impact of the Asian crisis spread during the second quarter. With the U.S. economy beginning to slow, the Federal Reserve policy remained on hold. With no movement from the Fed, interest rates remained nearly unchanged for the first six months of 1998. The 30-day commercial paper rates moved from 5.45% in January to 5.50% at the end of June.

The Fund will continue to focus on securities offering relative value in order to provide our shareholders with safety, liquidity, and attractive yields.

Portfolio Asset Mix




Going Forward
The faltering economies in Asia and other parts of the developing world should continue to impact the U.S. economy in the second half of the year. Declining economic growth in these countries should manifest itself in lower demand for U.S. exports and declining commodity prices. If economic growth moderates as expected and inflation pressures remain constant, the Federal Reserve Board is likely to leave interest rates unchanged.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.



comparison of change in value of a $10,000 investment in transamerica premier cash reserve fund with the ibc's money fund report**



         Total Returns     Annualized
         As of June 30, 1998        Since Inception* One Year
Premier Cash Reserve Fund  5.45%    5.53%
The IBC's Money Fund Report(a)        5.00%   5.08%


Premier Cash Reserve Fund ($11,570 at 6/30/98) The IBC's Money Fund Report(a) ($11,435 at 6/30/98)


         The IBC's Money Fund ReportTM ---All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         The Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
         The Investment Adviser agreed to waive their Adviser Fee and the Administrator agreed to assume certain other operating expenses for the Fund. Otherwise, the current and effective yields would have been 4.91% and 5.03%, respectively.
 *       October 2, 1995
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.


transamerica premier funds 1998 Semi-annual report   page  24

TRANSAMERICA PREMIER CASH FUND
Schedule of Investments --- June 30, 1998 (Unaudited)



         Principal         Amortized
         Amount   Cost


         Principal         Amortized
         Amount   Cost



Commercial Paper -- Domestic -- 88.8%
Agricultural Machinery -- 2.0%
Deere & Company
                  5.470%   09/03/98 $1,300,000       $ 1,287,358
Brokerage -- 5.1%
Merrill Lynch & Company, Inc.
                  5.410%   07/01/98 150,000 150,000
                  5.480%   08/05/98 2,050,000        2,039,078
                  5.520%   10/30/98 300,000 294,434
                  5.500%   01/14/99 875,000 848,665
                                            3,332,177
Chemicals -- 4.9%
E.  I.  du Pont de Nemours and Company
                  5.480%   07/15/98 3,200,000        3,193,180
Commercial Financial Services -- 15.0%
Asset Securitization Cooperative Corporation
                  5.500%   08/06/98 725,000 721,013
                  5.510%   08/21/98 2,500,000        2,480,485
Associates Corporation of North America
                  5.490%   09/25/98 200,000 197,377
                  5.450%   10/01/98 3,200,000        3,155,431
General Electric Capital Corporation
                  5.410%   07/22/98 2,200,000        2,193,057
                  5.490%   11/24/98 220,000 215,102
                  5.490%   02/24/99 950,000 915,519
                                            9,877,984
Consumer Financial Services -- 9.3%
Ford Motor Credit Company
                  5.510%   08/13/98 200,000 198,684
                  5.450%   11/24/98 425,000 415,606
                  5.450%   12/03/98 2,800,000        2,734,297
Motorola Credit Corporation
                  5.510%   09/11/98 1,300,000        1,285,674
USAA Capital Corporation
                  5.450%   07/24/98 1,500,000        1,494,777
                                            6,129,038
Drugs & Health Care -- 5.0%
Abbott Laboratories
                  5.490%   07/08/98 3,300,000        3,296,477
Electric Utilities -- 5.0%
Duke Energy Corporation
                  5.480%   07/10/98 700,000 699,041
                  5.470%   07/24/98 2,600,000        2,590,914
                                            3,289,955
Electrical Equipment -- 4.9%
Emerson Electric Company
                  5.500%   07/21/98 1,300,000        1,296,028
                  5.450%   10/30/98 2,000,000        1,963,364
                                            3,259,392
Electronics -- 1.5%
Motorola, Inc.
                  5.530%   08/11/98 1,000,000        993,702
Finance & Banking -- 3.1%
John Deere Finance Ltd.
                  5.490%   10/15/98 700,000 688,685
                  5.450%   10/27/98 1,150,000        1,129,457
                  5.450%   11/24/98 250,000 244,474
                                            2,062,616

Financial Services -- 9.6%
Caterpillar Financial Services
                  5.460%   11/02/98 3,100,000        3,041,699
Chevron Corporation
                  5.490%   08/18/98 $2,000,000       $   1,985,360
                  5.490%   09/09/98 1,300,000        1,286,123
                                            6,313,182
Food & Beverages -- 5.1%
Coca Cola Company
                  5.470%   08/05/98 1,900,000        1,889,896
                  5.480%   08/20/98 1,500,000        1,488,583
                                            3,378,479
Insurance -- 4.9%
General Re Corporation
                  5.500%   08/25/98 2,900,000        2,875,632
                  5.480%   08/27/98 345,000 342,007
                                            3,217,639
Technology -- 5.0%
IBM Credit Corporation
                  5.430%   08/27/98 1,000,000        991,403
                  5.420%   09/03/98 875,000 866,569
                  5.470%   10/14/98 1,100,000        1,082,450
                  5.470%   10/22/98 350,000 343,991
                                            3,284,413
Telecommunications -- 3.3% BellSouth Telecommunications, Inc.
                  5.480%   07/23/98 1,700,000        1,694,307
                  5.490%   08/11/98 450,000 447,186
                                            2,141,493
Utilities -- 5.0%
Consolidated Natural Gas Company
                  5.500%   07/10/98 3,300,000        3,295,463
Total Commercial Paper -- Domestic
(amortized cost $58,352,549)                         58,352,548
Commercial Paper -- Foreign -- 4.7%
Toronto Dominion Holdings
                  5.420%   07/07/98 300,000 299,729
                  5.360%   08/18/98 2,800,000        2,779,989
Total Commercial Paper -- Foreign
(amortized cost $3,079,718)                                   3,079,718
Collateralized Loan Obligations -- 3.3%
Triangle Funding Limited
(amortized cost $2,200,000)
                  5.656%   07/15/98 2,200,000        2,200,000
U.S. Government Agency Security -- 3.0%
Federal National Mortgage Association
(amortized cost $1,999,849)
                  5.750%   12/10/98 2,000,000        $  1,999,849
REPURCHASE AGREEMENT -- 0.8%
State Street Bank and Trust Company,
         4.75%, due 07/01/98, (collateralized
          by $485,000 par value U.S. Treasury Bond,
          7.25%, due 05/15/16, with a value of
         $569,799, cost $555,000)                    555,000  555,000
Total Investments -- 100.6%
(amortized cost $66,187,115)                         66,187,115
Liabilities in Excess of Other Assets-- (0.6)%                (415,696)
Net Assets -- 100.0%                                 $ 65,771,419


See notes to financial statements


           page 25 transamerica premier funds 1998 Semi-annual report



STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)


         Transamerica      Transamerica     Transamerica      Transamerica      Transamerica     Transamerica
Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced Bond    Cash Reserve
         Growth Fund        Fund    Fund    Fund     Fund     Fund     Fund     Fund
Assets
Investments, at cost       $        44,546,960       $        26,546,432        $       234,290,035       $
9,545,950         $        24,929,197       $        32,234,824        $        15,910,394       $        66,187,115

Investments, at value      $        55,672,500       $        33,193,000        $       297,772,313       $
9,379,344         $        32,152,537       $        43,933,525        $        16,277,532       $        66,187,115
Cash              972               1,120            524               237              581               915
663               676
Receivables:
         Dividends and interest             11,743            10,625            102,873          8,421
25,958            267,262           204,210          32,700
         Securities sold            ---              2,778,316                  6,017,544                 ---
6,308             ---               ---              ---
         Fund shares sold           3,466,362                 1,492,291                 1,612,584
2,687             81,388            134,251          694               562,876
         Due from Administrator             826               3,237             ---              4,902
20,604            ---               1,408            25,044
         Other receivables          ---              12,206            4,790            ---               500
367               ---               ---
Unamortized deferred registration fees               ---               ---              ---               12,894
---               ---               ---              ---
Prepaid expenses and other assets           626               719               9,224            ---
2,717             3,710             2,703            6,491
                           59,153,029                37,491,514                 305,519,852               9,408,485
32,290,593                 44,340,030                16,487,210                 66,814,902
Liabilities
Payables:
         Dividends payable          ---              ---               ---              ---               ---
---               722               286,285
         Securities purchased               1,101,755                  ---              2,516,386
234,522           254,677           1,030,250                 1,015,653                 ---
         Fund shares redeemed               154,669           642,917           136,522          100,803
39,368            ---               ---              670,323
         Advisory fees payable              31,670            20,196            200,075          5,475
7,714             26,014            7,604            19,280
         Directors fees payable             525               397               6,493            268
928               1,117             458              1,754
         Distribution fees payable          9,315             5,940             58,845           1,825
---               8,671             3,168            ---
         Deferred registration fees                  ---               ---              ---               17,175
---               ---               ---              ---
         Variation margin payable           ---               ---               ---              ---
65,875            ---               ---              ---
Other accrued expenses              33,575           29,799            154,844          12,890            58,660
44,248            27,172            65,841
                           1,331,509                 699,249           3,073,165                 372,958
427,222           1,110,300                 1,054,777                  1,043,483
Total Net Assets  $        57,821,520       $        36,792,265        $        302,446,687      $        9,035,527
$        31,863,371        $        43,229,730       $        15,432,433        $       65,771,419

Net Assets Consist Of:
Paid in capital   $        46,925,956       $        29,998,638        $        238,547,903      $        9,258,018
$        23,466,306        $        30,725,267       $        14,970,254        $       65,771,419
Undistributed net investment
         income (loss)              (105,838)                 (73,604)          (903,307)                 11,656
177,589           130,164           47               ---
Accumulated net realized
         gain (loss) on investments
         and futures transactions           (124,138)                  220,663          1,319,813
(67,541)          724,573           675,598          94,994            ---
Net unrealized appreciation
         (depreciation) of investments and
         futures contracts          11,125,540                6,646,568                 63,482,278
(166,606)                  7,494,903                 11,698,701                 367,138          ---
Total Net Assets  $        57,821,520       $        36,792,265        $        302,446,687      $        9,035,527
$        31,863,371        $        43,229,730       $        15,432,433        $       65,771,419

Shares outstanding                  3,294,083                 2,139,306                 13,229,735
930,063           1,811,596                 2,403,277                  1,495,387                 65,771,419

Net Asset Value Per Share  $        17.55   $        17.20    $        22.86    $       9.71     $        17.59    $
17.99    $        10.32    $        1.00




See notes to financial statements


transamerica premier funds 1998 Semi-annual report   page  26



STATEMENTS OF OPERATIONS
Six months ended June 30, 1998 (Unaudited)


         Transamerica      Transamerica     Transamerica      Transamerica      Transamerica     Transamerica
Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced Bond    Cash Reserve
         Growth Fund        Fund    Fund       Fund**         Fund     Fund     Fund    Fund
Investment Income
Interest income   $        66,265   $       47,489   $        317,293  $        15,118  $        190,191  $
449,539  $        545,107  $        1,677,010
Dividend income*           30,728           25,674            344,865           21,060           158,950
36,545            1,980             ---
Total Income               96,993           73,163            662,158           36,178           349,141
486,084           547,087           1,677,010

Expenses
Investment adviser fee              123,305          89,105            917,784          15,326            42,329
135,318           44,107            104,623
Transfer agent fees                 38,934           29,586            197,169          4,118             35,638
38,917            20,341            64,786
Distribution fees          36,266           26,207            269,937           5,109            14,110
45,106            18,378            29,895
Custodian fees             13,459           13,462            89,196            7,061            52,036
21,138            13,772            27,839
Registration fees          23,769           19,875            33,487            1,782            7,264
11,760            6,720             15,007
Audit fees                 1,421            423               18,842            427              4,921
3,085             1,298             3,970
Legal fees                 936              844               5,808             245              1,638
2,037             1,286             4,061
Printing          1,266             913              9,321             184              887               958
214               1,981
Directors' fees and expenses                1,428             1,092             17,198           268
1,700             2,073             901              2,965
Amortization of deferred registration fees           ---               ---              ---               4,281
---               ---               ---              ---
Other expenses             1,782            1,816             6,726             300              1,480
1,502             919               3,110
Total expenses before waiver
          and reimbursement                 242,566           183,323           1,565,468                 39,101
162,003           261,894           107,936          258,237
Reimbursed and waived expenses              (39,735)          (36,561)          ---              (14,579)
(126,659)                  ---              (12,370)          (183,497)
Net Expenses               202,831          146,762           1,565,468                 24,522            35,344
261,894           95,566            74,740
Net Investment Income (Loss)                (105,838)                  (73,599)         (903,310)
11,656            313,797           224,190          451,521           1,602,270

Net Realized and Unrealized
         Gain (Loss) on Investments
Net realized gain (loss) on
         investments and futures contracts           (100,990)                  407,656          1,319,813
(67,541)          742,440           816,554          314,439           ---
Change in net unrealized
         appreciation (depreciation)
         of investments and futures contracts                 9,843,077                 6,295,177
39,417,179                 (166,606)                 3,366,520                  3,856,324                 (127,787)
---

Net Realized and Unrealized
         Gain (Loss) on Investments         9,742,087                  6,702,833                 40,736,992
(234,147)                  4,108,960                 4,672,878                  186,652          ---

Net Increase (Decrease)
         in Net Assets Resulting
         From Operations   $        9,636,249        $        6,629,234         $       39,833,682        $
(222,491)         $        4,422,757        $        4,897,068         $        638,173 $        1,602,270

*Net of foreign withholding taxes   $       ---      $        ---      $        ---     $        ---      $
1,013    $        ---      $        ---     $        ---

**Fund commenced operations on March 31, 1998.



See notes to financial statements


         page  27 transamerica premier funds 1998 Semi-annual report




STATEMENTS OF CHANGES IN NET ASSETS


                                    Transamerica
          Transamerica Premier      Transamerica Premier      Transamerica Premier      Premier
         Aggressive Growth Fund*    Small Company Fund*       Equity Fund         Value Fund**
                  Period Ended              Period Ended               Period Ended              Period Ended
                  June 30, 1998     Period Ended     June 30, 1998     Period Ended     June 30, 1998     Period
Ended    June 30, 1998
                  (Unaudited)       December 31, 1997(Unaudited)       December 31, 1997(Unaudited)       December
31, 1997 (Unaudited)
Increase in Net Assets
Operations:
Net investment income (loss)                         $        (105,838)         $       (29,665) $        (73,599) $
(19,581) $        (903,310)         $       (453,467)         $        11,656
Net realized gain (loss) on
         investments and futures transactions                                   (100,990)                 (5,049)
407,656           651,499           1,319,813                 1,028,129                 (67,541)
Net change in unrealized appreciation
         (depreciation) of investments                                 9,843,077                 1,282,463
6,295,177                  351,391          39,417,179                 18,094,426                (166,606)
Net increase (decrease) in net assets
         resulting from operations                            9,636,249                 1,247,749
6,629,234                  983,309          39,833,682                 18,669,088                (222,491)

Dividends/Distributions
  to Shareholders
Net investment income:
         Investor class                              ---               ---              ---               ---
---               ---               ---
         Adviser class                               ---               ---              ---               ---
---               ---               ---

Net realized gains:
         Investor class                              (620)             ---              (830,079)
---               (262,085)                 (762,199)                  ---
         Adviser class                               ---               ---              ---               ---
---               ---               ---
Net decrease in net assets resulting
         from distributions                                   (620)             ---              (830,079)
---               (262,085)                 (762,199)                  ---

Fund Share Transactions                              35,405,538                 11,531,604                19,870,989
10,137,812                 151,308,036               62,593,208                 9,258,018
Net increase in net assets                           45,041,167                 12,779,353                25,670,144
11,121,121                 190,879,633               80,500,097                 9,034,527

Net Assets
Beginning of period                                  12,780,353                 1,000            11,122,121
1,000             111,567,054               31,066,957                 ---
End of period (1)                   $       57,821,520        $        12,780,353       $        36,792,265        $
11,122,121        $        302,446,687      $        111,567,054       $        9,035,527

(1) Includes undistributed net
         investment income (loss) of:                         $        (105,838)        $        ---      $
(73,604) $        ---      $        (903,307)        $        ---      $        11,656

*        Fund commenced operations on June 30, 1997.
**  Fund commenced operations on March 31, 1998.




See notes to financial statements


transamerica premier funds 1998 Semi-annual report   page  28




          Transamerica Premier      Transamerica Premier      Transamerica Premier      Transamerica Premier
          Index Fund       Balanced Fund    Bond Fund         Cash Reserve Fund
         Period Ended               Period Ended              Period Ended              Period Ended
         June 30, 1998     Year Ended       June 30, 1998     Year Ended        June 30, 1998    Year Ended
June 30, 1998     Year Ended
         (Unaudited)       December 31, 1997(Unaudited)       December 31, 1997         (Unaudited)       December
31, 1997          (Unaudited)       December 31, 1997
Increase in Net Assets
Operations:
Net investment income (loss)        $       313,797  $        400,539  $        224,190 $        176,260  $
451,521  $        827,786  $        1,602,270        $        2,260,400
Net realized gain  (loss) on
         investments and futures transactions                 742,440           1,010,570                 816,554
16,730            314,439           (204,704)                 ---               ---
Net change in unrealized appreciation
         (depreciation) of investments               3,366,520                  2,901,178                 3,856,324
5,682,201                  (127,787)                 670,280           ---              ---
Net increase in net assets resulting
         from operations            4,422,757                 4,312,287                 4,897,068
5,875,191                  638,173          1,293,362                  1,602,270                 2,260,400

Dividends/Distributions
  to Shareholders
Net investment income:
         Investor class             (137,606)                 (398,741)                 (94,800)          (175,465)
(452,244)                  (825,680)                 (1,602,270)                (2,258,470)
         Adviser class              ---              (400)             ---              (21)              ---
(1,373)           ---               (1,930)

Net realized gains:
         Investor class             (979,088)                 (109,162)                 ---               ---
---               ---               ---              ---
         Adviser class              ---              ---               ---              ---               ---
---               ---               ---
Net decrease in net assets resulting
         from distribution          (1,116,694)               (508,303)                 (94,800)          (175,486)
(452,244)                  (827,053)                 (1,602,270)                (2,260,400)

Fund Share Transactions             4,565,186                 9,280,981                 11,628,491
4,999,432                  1,010,351                 1,108,065                  14,525,251                19,002,190
Net increase in net assets          7,871,249                 13,084,965                16,430,759
10,699,137                 1,196,280                 1,574,374                  14,525,251                19,002,190

Net Assets
Beginning of period                 23,992,122                10,907,157                26,798,971
16,099,834                 14,236,153                12,661,779                 51,246,168                32,243,978
End of period (1) $        31,863,371       $        23,992,122        $        43,229,730       $        26,798,971
$        15,432,433        $        14,236,153       $        65,771,419        $       51,246,168

(1) Includes undistributed net
         investment income of:      $       177,589  $        1,398    $        130,164 $        774      $        47
$        770      $        ---      $       ---



See notes to financial statements


         page  29 transamerica premier funds 1998 Semi-annual report




FINANCIAL HIGHLIGHTS



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



          Transamerica Premier Aggressive Growth Fund          Transamerica Premier Small Company Fund
                  Period Ended              Period Ended
                  June 30, 1998     Period Ended     June 30, 1998     Period Ended
                  (Unaudited)       December 31, 1997*        (Unaudited)       December 31, 1997*
Net Asset Value
Beginning of period        $        12.18   $        10.00    $        12.49    $       10.00

Operations:
Net investment loss 1               (0.03)           (0.03)            (0.03)           (0.02)
Net realized and unrealized gain on investments               5.40              2.21             5.15
2.51
Total from investment operations            5.37              2.18              5.12             2.49

Dividends/Distributions to Shareholders:
Net investment income               ---              ---               ---              ---
Net realized gains on investments           ---               ---               (0.41)           ---
Total dividends/distributions               ---               ---               (0.41)           ---

Net Asset Value
End of period     $        17.55    $       12.18    $        17.20    $        12.49

Total Return2              44.09%           21.80%            41.00%            24.90%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.40%             1.40%            1.40%             1.40%
         Before reimbursement/fee waiver             1.67%             2.08%            1.75%             2.12%
Net investment (loss), after reimbursement/fee waiver                  (0.73)%          (0.59)%           (0.70)%
(0.43)%
Portfolio turnover rate             3%               17%               24%              74%
Net assets, end of period (in thousands)    $        57,822   $        12,780   $       36,792   $        11,122


         Annualized

*        Funds commenced operations on June 30, 1997.

1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.04) and $(0.06) and $(0.05) and $(0.06), for the Aggressive Growth Fund and the Small Company Fund, respectively, for the periods ended June 30, 1998 and December 31, 1997.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


transamerica premier funds 1998 Semi-annual report   page  30




                            Transamerica Premier
                   Transamerica Premier Equity Fund  Value Fund
         Period Ended                                Period Ended
         June 30, 1998     Year Ended       Year Ended        Period Ended      June 30, 1998**
         (Unaudited)       December 31, 1997December 31, 1996          December 31, 1995*        (Unaudited)
Net Asset Value
Beginning of period        $        18.53   $        12.65    $        9.82     $       10.00    $        10.00

Operations:
Net investment income (loss)1               (0.07)            (0.04)            (0.06)           0.02
0.01
Net realized and unrealized gain (loss)              4.42              6.05             2.91              (0.20)
(0.30)
Total from investment operations            4.35              6.01              2.85             (0.18)
(0.29)

Dividends/Distributions To Shareholders:
Net investment income               ---              ---               (0.02)           ---               ---
Net realized gains                  (0.02)           (0.13)            ---              ---               ---
Total dividends/distributions               (0.02)            (0.13)            (0.02)           ---
---

Net Asset Value
End of period     $        22.86    $       18.53    $        12.65    $        9.82    $        9.71

Total Return2              23.48%           47.51%            29.07%            (1.80)%          (2.90)%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.45%             1.49%            1.50%             0.25%
1.20%
         Before reimbursement/fee waiver             1.45%             1.51%            1.95%             2.39%
1.91%
Net investment income (loss),
         after reimbursement/fee waiver              (0.84)%           (0.71)%          (0.66)%           1.51%
0.57%
Portfolio turnover rate             12%              13%               60%              ---               7%
Net assets, end of period (in thousands)    $        302,447  $        111,567  $       30,454   $        11,070   $
9,036


         Annualized

*        Fund commenced operations on October 2, 1995.

**       Fund commenced operations on March 31, 1998.

1 Net investment income (loss) is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.07), $(0.04), $(0.10) and $(0.01), for the Equity Fund for the periods ended June 30, 1998 and December
31, 1997, 1996 and 1995, respectively and $0.00 for the Value Fund for the period ended June 30, 1998

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


         page  31 transamerica premier funds 1998 Semi-annual report




FINANCIAL HIGHLIGHTS (CONTINUED)



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



          Transamerica Premier Index Fund
                  Period Ended
                  June 30, 1998     Year Ended       Year Ended        Period Ended
                  (Unaudited)       December 31, 1997December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $        15.49   $        11.96    $        10.59    $       10.00

Operations:
Net investment income 1             0.18             0.32              0.27             0.06
Net realized and unrealized gain (loss)              2.56              3.60             2.06              0.53
Total from investment operations            2.74              3.92              2.33             0.59

Dividends/Distributions to Shareholders:
Net investment income               (0.08)           (0.32)            (0.33)           ---
Net realized gains                  (0.56)           (0.07)            (0.63)           ---
Total dividends/distributions               (0.64)            (0.39)            (0.96)           ---

Net Asset Value
End of period     $        17.59    $       15.49    $        11.96    $        10.59

Total Return2              17.70%           33.14%            22.33%            5.90%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              0.25%             0.25%            0.35%             0.25%
         Before reimbursement/fee waiver             1.15%             1.57%            2.29%             4.12%
Net investment income (loss), after reimbursement/fee waiver           2.22%            2.31%             2.48%
2.70%
Portfolio turnover rate             16%              11%               94%              4%
Net assets, end of period (in thousands)    $        31,863   $        23,992   $       10,814   $        6,934


   Annualized

*  Fund commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.11 $0.14, $0.06 and ($0.03) for the Index Fund for the periods ended June 30, 1998 and December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


transamerica premier funds 1998 Semi-annual report   page  32





          Transamerica Premier Balanced Fund
                  Period Ended
                  June 30, 1998     Year Ended       Year Ended        Period Ended
                  (Unaudited)       December 31, 1997December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $        15.54   $        11.57    $        10.23    $       10.00

Operations:
Net investment income1              0.10             0.11              0.14             0.06
Net realized and unrealized gain (loss)              2.39              3.97             1.40              0.17
Total from investment operations            2.49              4.08              1.54             0.23

Dividends/Distributions to Shareholders:
Net investment income               (0.04)           (0.11)            (0.20)           ---
Net realized gains                  ---              ---               ---              ---
Total dividends/distributions               (0.04)            (0.11)            (0.20)           ---

Net Asset Value
End of period     $        17.99    $       15.54    $        11.57    $        10.23

Total Return2              16.05%           35.38%            15.28%            2.30%

Ratios and Supplemental Data:
Expenses to average net assets:
After reimbursement/fee waiver              1.45%             1.45%             1.45%            0.25%
Before reimbursement/fee waiver             1.45%             1.62%             1.94%            2.12%
Net investment income (loss), after reimbursement/fee waiver           1.24%            0.83%             1.34%
3.12%
Portfolio turnover rate             19%              23%               19%              16%
Net assets, end of period (in thousands)    $        43,230   $        26,799   $       16,041   $        12,084


         Annualized

*        Fund commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.10, $0.09, $0.09 and $0.02 for the Balanced Fund for the periods ended June 30, 1998 and December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


         page  33 transamerica premier funds 1998 Semi-annual report




FINANCIAL HIGHLIGHTS (CONTINUED)


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



          Transamerica Premier Bond Fund
                  Period Ended
                  June 30, 1998     Year Ended       Year Ended        Period Ended
                  (Unaudited)       December 31, 1997December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $        10.19   $        9.86     $        10.37    $       10.00

Operations:
Net investment income1              0.31             0.62              0.56             0.16
Net realized and unrealized gain (loss)              0.13              0.33             (0.46)            0.32
Total from investment operations            0.44              0.95              0.10             0.48

Dividends/Distributions to Shareholders:
Net investment income               (0.31)           (0.62)            (0.61)           (0.11)
Net realized gains                  ---              ---               ---              ---
Total dividends/distributions               (0.31)            (0.62)            (0.61)           (0.11)

Net Asset Value
End of period     $        10.32    $       10.19    $        9.86     $        10.37

Total Return2              4.40%            9.99%             1.16%             4.82%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.30%             1.30%            1.30%             0.25%
         Before reimbursement/fee waiver             1.47%             1.64%            1.81%             1.93%
Net investment income (loss), after reimbursement/fee waiver           6.14%            6.25%             5.66%
6.55%
Portfolio turnover rate             84%              99%               7%               19%
Net assets, end of period (in thousands)    $        15,432   $        14,236   $       12,553   $        11,827


         Annualized

*        Fund commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.30, $0.58, $0.50 and $0.12 for the Bond Fund for the periods ended June 30, 1998 and December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


transamerica premier funds 1998 Semi-annual report   page  34





          Transamerica Premier Cash Reserve Fund
                  Period Ended
                  June 30, 1998     Year Ended       Year Ended        Period Ended
                  (Unaudited)       December 31, 1997December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $        1.00    $        1.00     $        1.00     $       1.00

Operations:
Net investment income1              0.03             0.05              0.05             0.01
Net realized and unrealized gain            ---               ---               ---              ---
Total from investment operations            0.03              0.05              0.05             0.01

Dividends/Distributions to Shareholders:
Net investment income               (0.03)           (0.05)            (0.05)           (0.01)
Net realized gains                  ---              ---               ---              ---
Total dividends/distributions               (0.03)            (0.05)            (0.05)           (0.01)

Net Asset Value
End of period     $        1.00     $       1.00     $        1.00     $        1.00

Total Return2              2.70%            5.48%             5.34%             1.39%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              0.25%             0.25%            0.25%             0.25%
         Before reimbursement/fee waiver             0.86%             0.95%            1.09%             1.37%
Net investment income (loss), after reimbursement/fee waiver           5.36%            5.35%             5.21%
5.55%
Portfolio turnover rate             ---              ---               ---              ---
Net assets, end of period (in thousands)    $        65,771   $        51,246   $       32,041   $        27,996


         Annualized

*        Fund commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.02, $0.05, $0.04 and $0.01 for the Cash Reserve Fund for the periods ended June 30, 1998 and December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



See notes to financial statements


         page  35 transamerica premier funds 1998 Semi-annual report

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of eight Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund") (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

Prior to April 30, 1997, each Fund had two classes of shares, Investor Class and Adviser Class. Each share of each class represented an identical legal interest in the same investments of a Fund, except that Adviser Class shares had higher distribution fees. Each class had certain other expenses related solely to that class. On April 30, 1997, the Adviser Class of each series was terminated by the Board of Directors.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

A.   Valuation of Securities
Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

B.   Repurchase Agreements
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

C.   Futures Contracts
The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

D.   Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund are allocated primarily on the basis of relative average net assets.

E.   Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Growth Fund and the Small Company Fund are declared and paid annually. Each Fund generally distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

F.   Federal Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of their taxable income. Therefore, no





transamerica premier funds 1998 Semi-annual report   page  36

Federal income or excise tax provision is required. For Federal income tax purposes, the Bond Fund has capital loss carryforwards of $14,741 expiring in 2003 and $204,704 expiring in 2005. For Federal income tax purposes, the Balanced Fund has capital loss carryforwards of $26,024 expiring in 2003, $11,380 expiring in 2004, and $103,552 expiring in 2005.

G.   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.    INVESTMENT ADVISORY FEES AND OTHER
     TRANSACTIONS WITH AFFILIATES
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), a wholly owned subsidiary of Transamerica Corporation, on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fee for the Funds are as follows:


                  First    Next     In Excess of
Fund              $1 Billion        $1 Billion       $2 Billion
Aggressive Growth Fund              0.85%            0.82%             0.80%
Small Company Fund                  0.85%            0.82%             0.80%
Equity Fund                0.85%            0.82%             0.80%
Value Fund                 0.75%            0.72%             0.70%
Index Fund                 0.30%            0.30%             0.30%
Balanced Fund              0.75%            0.72%             0.70%
Bond Fund                  0.60%            0.57%             0.55%
Cash Reserve Fund          0.35%            0.35%             0.35%

The Company's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds. The Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund-Investor Shares
Aggressive Growth Fund              1.40%
Small Company Fund                  1.40%
Equity Fund                1.50%
Value Fund                 1.20%
Index Fund                 0.25%
Balanced Fund              1.45%
Bond Fund                  1.30%
Cash Reserve Fund          0.25%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly-owned subsidiary of Transamerica Corporation.

No officer, director, or employee of the Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the six months ended June 30, 1998, the Funds expensed aggregate fees of $27,625 to all directors who are not affiliated persons of the Adviser.

Certain directors and officers of the Company are also directors and officers of the Adviser and other affiliated Transamerica entities.

         page  37 transamerica premier funds 1998 Semi-annual report

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
June 30, 1998 (continued)


As of June 30, 1998, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund
Aggressive Growth Fund              19.79%
Small Company Fund                  29.33%
Equity Fund                17.72%
Value Fund                 53.17%
Index Fund                 73.56%
Balanced Fund              54.58%
Bond Fund                  89.52%
Cash Reserve Fund                   57.56%

3.   DISTRIBUTION PLANS
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees for the Cash Reserve Fund.

4.   SECURITY TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1998 were as follows:

                  U.S.     Proceeds U.S.
                  Government        from    Government
         Purchases         Purchases        Sales    Sales
Aggressive Growth Fund     $        30,047,299       $        ---      $        759,676 $        ---
Small Company Fund                  16,083,297                ---               4,522,217                 ---
Equity Fund                172,087,347               ---               24,366,120                ---
Value Fund                 9,348,291                 ---               405,800          ---
Index Fund                 3,761,858                 ---               3,335,861                 ---
Balanced Fund              17,410,477                ---               6,433,046                 ---
Bond Fund                  10,743,199                3,033,906                  8,886,248        $        3,041,913

5.   CAPITAL STOCK TRANSACTIONS
At June 30, 1998, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in each of the Funds capital stock for the periods indicated for the Investor Class of each Fund.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares --- 60,000,000

         Six Months Ended  Period Ended
         June 30, 1998     December 31, 1997*
         Shares   Amount   Shares   Amount
Capital stock sold                  3,137,043        $        49,309,357                1,182,281         $
13,130,142
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          33               574               ---              ---
Capital stock redeemed              (892,233)                 (13,904,393)              (133,141)
(1,598,538)
Net increase               2,244,843        $        35,405,538                 1,049,140        $        11,531,604

TRANSAMERICA PREMIER
SMALL Company fund                  Authorized Shares --- 60,000,000

         Six Months Ended  Period Ended
         June 30, 1998     December 31, 1997*
         Shares   Amount   Shares   Amount
Capital stock sold                  2,012,504        $        31,699,730                1,477,867         $
17,273,937
Capital stock issued
         upon reinvestment
         of dividends and
         distributions              43,130           737,948           ---              ---
Capital stock redeemed              (806,700)                 (12,566,689)              (587,595)
(7,136,125)
Net increase               1,248,934        $        19,870,989                 890,272 $        10,137,812
*Fund commenced operations on June 30, 1997.

TRANSAMERICA PREMIER EQUITY FUND    Authorized Shares --- 100,000,000

         Six Months Ended  Year Ended
         June 30, 1998     December 31, 1997
         Shares   Amount   Shares   Amount
Capital stock sold                  9,791,285        $        206,163,599               4,549,326         $
80,027,236
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          11,230           254,056           39,406           729,460
Capital stock redeemed              (2,593,741)               (55,109,619)              (975,133)
(17,534,999)
Net increase               7,208,774        $        151,308,036                3,613,599        $        63,221,697

transamerica premier funds 1998 Semi-annual report   page  38




TRANSAMERICA PREMIER VALUE FUND     Authorized Shares --- 50,000,000

                  Period Ended
                  June 30, 1998**
                           Shares   Amount
Capital stock sold                  1,011,251        $        10,052,799
Capital stock issued
         upon reinvestment of
         dividends and distributions                 ---               ---
Capital stock redeemed              (81,188)         (794,781)
Net increase               930,063  $       9,258,018
** Fund commenced operations on March 31, 1998.

TRANSAMERICA PREMIER INDEX FUND     Authorized Shares - 60,000,000

         Six Months Ended  Year Ended
         June 30, 1998     December 31, 1997
         Shares   Amount   Shares   Amount
Capital stock sold                  290,898 $        4,992,117                  695,991 $        10,118,205
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          62,199           1,098,599                  35,103           506,892
Capital stock redeemed              (90,232)         (1,525,530)                (86,530)         (1,248,940)
Net increase               262,865          4,565,186                  644,564  $       9,376,157

TRANSAMERICA PREMIER BALANCED FUND Authorized Shares --- 60,000,000

         Six Months Ended  Year Ended
         June 30, 1998     December 31, 1997
         Shares   Amount   Shares   Amount
Capital stock sold                  943,582 $        16,200,359                 455,997 $         6,756,401
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          5,211            90,831            12,231           174,166
Capital stock redeemed              (270,377)                 (4,662,699)               (129,262)
(1,870,703)
Net increase               678,416  $       11,628,491                 338,966  $       5,059,864
TRANSAMERICA PREMIER BOND FUND      Authorized Shares - 60,000,000

         Six Months Ended  Year Ended
         June 30, 1998     December 31, 1997
         Shares   Amount   Shares   Amount
Capital stock sold                  134,009 $        1,374,167                  132,704 $        1,318,618
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          43,713           447,805           83,092           820,341
Capital stock redeemed              (79,149)         (811,621)                  (92,679)         (925,179)
Net increase               98,573   $       1,010,351                  123,117  $       1,213,780

TRANSAMERICA PREMIER
CASH RESERVE FUND Authorized Shares --- 510,000,000

         Six Months Ended  Year Ended
         June 30, 1998     December 31, 1997
         Shares   Amount   Shares   Amount
Capital stock sold                  45,548,460       $        45,548,460                43,510,804        $
43,510,804
Capital stock issued
         upon reinvestment
         of dividends
         and distributions          1,298,096                 1,298,096                 2,249,117
2,249,117
Capital stock redeemed              (32,321,305)              (32,321,305)              (26,554,372)
(26,554,372)
Net increase               14,525,251                4,525,251                  19,205,549       $        19,205,549


6. SUBSEQUENT EVENTS Effective June 30, 1998, the Transamerica Premier High Yield Bond Fund commenced operations. The High Yield Bond Fund offers Institutional and Investor Classes of shares. Effective June 30, 1998, each Fund (other than the Transamerica Premier High Yield Bond Fund) offered A Class and M Class shares, available through brokers.

         page  39 transamerica premier funds 1998 Semi-annual report

TRANSAMERICA PREMIER FUNDS
BOARD OF DIRECTORS AND OFFICERS


Transamerica Premier
Funds Directors
Nooruddin S. Veerjee
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Gary U. Rolle'
Carl R. Terzian

Transamerica Premier
Funds Officers
Nooruddin S. Veerjee
Chief Executive Officer
Nicki A. Bair
President
E. Joy Heckendorf
Senior Vice President
Susan R. Hughes
Treasurer
Reid A. Evers
Secretary
H. Michael Kim
Vice President
Donald P. Radisich
Vice President
Christopher W. Shaw
Assistant Vice President



Investment Adviser
Transamerica Investment Services, Inc.
1150 South Olive Street
Los Angeles, CA 90015

Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, CA 90015

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171



This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest. Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(c)1998 Transamerica Securities Sales Corporation, Distributor


transamerica premier funds 1998 Semi-annual report   page  40



Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://funds.transamerica.com
e-mail: PremierFunds@Transamerica.com

TPF 287-798